SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[   ]Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only
              (as permitted by Rule 14a-6(e)(2))
[ X ]Definitive Proxy Statement
[   ]Definitive Additional Materials
[   ]Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                              Cerprobe Corporation
             ------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

      --------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[   ]       $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)
            (2) or Item 22(a)(2) of Schedule 14A.
[   ]       $500 per each party to the controversy pursuant to Exchange Act Rule
            14a-6(i)(3).
[   ]       Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
            0-11.

            1)    Title  of  each  class  of  securities  to  which  transaction applies:
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            2)    Aggregate number of securities to which transaction applies:
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            3)    Per  unit  price  or other  underlying  value  of  transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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[ X ]       Fee paid previously with preliminary materials.

[   ]       Check box if any part of the fee is offset as provided by Exchange
            Act Rule 0-11(a)(2) and identify the filing for which the offsetting
            fee  was  paid   previously.   Identify  the   previous   filing  by
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
                              Cerprobe Corporation
                    _________________________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                    _________________________________________

TO THE STOCKHOLDERS:

      You are cordially invited to attend the annual meeting (the "Annual Meeting") of the stockholders of Cerprobe Corporation, a Delaware corporation (the "Company"), to be held on July 23, 1996, at 10:00 a.m. local time at Tempe Mission Palms, located at 60 East 5th Street, Tempe, Arizona 85281, for the following purposes:

      1. To elect directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

      2. To approve an amendment to the Company's Certificate of Incorporation to add a provision allowing the Board of Directors to consider certain factors when evaluating certain matters such as tender offers.

      3.    To  approve  an   amendment   to  the   Company's   Certificate   of
            Incorporation subjecting the Company to the provisions of Section 203 of the Delaware General Corporation Law.

      4.    To  approve  an   amendment   to  the   Company's   Certificate   of
            Incorporation   to   eliminate   actions  by   written   consent  of
            stockholders.

      5. To approve an amendment to the Company's Certificate of Incorporation to add certain minimum price and procedural requirements in connection with certain transactions such as business combinations.


      6.    To  ratify  the  appointment   of  KPMG  Peat  Marwick  LLP  as  the
            independent auditors for the Company for the fiscal year ending December 31, 1996.


      7. To act upon such other business as may properly come before the meeting and any adjournment thereof.


      Only stockholders of record at the close of business on June 21, 1996 (the "Record Date") are entitled to notice of and to vote at the meeting.

      The enclosed Proxy Statement contains additional information pertaining to the matters to be considered at the meeting. A copy of the Annual Report to Stockholders for the fiscal year ended December 31, 1995 also accompanies this Notice.


      It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are requested to complete, date, sign and return the enclosed proxy card as promptly as possible in the enclosed postage-prepaid envelope. Any stockholder attending the meeting may vote in person even if he or she has previously returned a proxy.


                                            By order of the Board of Directors,



Tempe, Arizona                              Kenneth W. Miller
Dated: June 28, 1996                        Secretary

                              Cerprobe Corporation
                            600 South Rockford Drive
                              Tempe, Arizona 85281

               ___________________________________________________

                         ANNUAL MEETING OF STOCKHOLDERS
                                  July 23, 1996
                                 PROXY STATEMENT
               ___________________________________________________

                            VOTING AND OTHER MATTERS

General

                  This  Proxy  Statement  is  submitted  in  support  of a proxy solicitation by the Board of Directors of Cerprobe Corporation, a Delaware corporation (the "Company"), in connection with the Annual Meeting of Stockholders (the "Annual Meeting") to be held on July 23, 1996 at 10:00 a.m. local time at Tempe Mission Palms located at 60 East 5th Street, Tempe, Arizona 85281.


                  These proxy solicitation materials were mailed on or about June 28, 1996 to all stockholders entitled to vote at the Annual Meeting.


Record Date


                  Stockholders entitled to notice of and to vote at the Annual Meeting, and at any adjournment or adjournments thereof, are stockholders of record at the close of business on June 21, 1996 (the "Record Date"). On the Record Date, there were issued and outstanding 4,411,228 shares of the Company's common stock, $.05 par value per share (the "Common Stock").


Revocability of Proxies

                  Any person giving a proxy may revoke the proxy at any time before its use by delivering to the Secretary of the Company at the Company's offices at 600 South Rockford Drive, Tempe, Arizona 85281, written notification of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

Voting Solicitation

                  The presence, in person or by proxy, of the holders of a majority of the total number of shares of Common Stock outstanding constitutes a quorum for the transaction of business at the Annual Meeting. Each share is entitled to one vote on any matter coming before the Annual Meeting, except in the case of the election of directors as described below.

                  For the election of directors, each stockholder is entitled to a number of votes equal to the number of directors to be elected multiplied by the number of shares held by such stockholder. Each stockholder may distribute votes among as many candidates for director in such proportions as he or she sees fit. The five candidates receiving the highest number of votes shall be elected. The affirmative vote of a majority of the outstanding shares of Common Stock is required for approval of each of the amendments to the Company's Certificate of Incorporation and any other matter to be voted upon, other than the election of directors, shall be resolved by a majority of the votes cast thereon in person or by proxy at the Annual Meeting.

                  The enclosed proxy, when properly signed and returned to the Company, will be voted by the proxy holders at the Annual Meeting as directed therein. If a stockholder specifies how the proxy is to be voted on any of the business to come before the Annual Meeting, the proxy will be voted in accordance with such specification. If no specification is made, the proxy will be voted (i) for the election of the nominees for directors as proposed herein (and the proxy holders may exercise their discretion in distributing cumulative votes among the nominees); (ii) for approval of an amendment to the Company's Certificate of Incorporation to add a provision allowing the Board of Directors to consider certain factors when evaluating certain matters such as tender offers; (iii) for approval of an amendment to the Company's Certificate of Incorporation subjecting the Company to the provisions of Section 203 of the Delaware General Corporation Law; (iv) for approval of an amendment to the Company's Certificate of Incorporation to eliminate actions by written consent of stockholders; (v) for approval of an amendment to the Company's Certificate of Incorporation to add certain minimum price and procedural requirements in connection with certain transactions such as business combinations; (vi) for the appointment of KPMG Peat Marwick LLP as independent auditors for the Company for the current fiscal year; and (vii) in the best judgment of the proxy holders, as to any other matters which may properly come before the meeting.


                  The solicitation of proxies is made on behalf of the Company and all expenses incurred herein will be borne by the Company. Some of the officers, directors and regular management employees of the Company may also solicit proxies on behalf of management by telephone, telegraph and personal interview. No additional compensation will be paid to such persons therefor; however, any costs thereof will be borne by the Company. The Company will reimburse brokerage firms, banks and other custodians, nominees and fiduciaries for their expenses reasonably incurred in forwarding solicitation material to the beneficial owners of the Company's Common Stock.

Annual Report

                  The 1995 Annual Report to Stockholders, which is being mailed to stockholders with this Proxy Statement, contains financial and other information about the Company but is not incorporated into this Proxy Statement and is not to be considered a part of the proxy soliciting materials.

                  Upon request, the Company will provide, without charge to each stockholder of record as of the Record Date, a copy of the Company's annual report on Form 10-KSB, as amended by Form 10-KSB/A, for the year ended December31, 1995 as filed with the Securities and Exchange Commission. Any exhibits listed in the Form 10-KSB report also will be furnished upon request at the actual expense incurred by the Company in furnishing such exhibit. Any such requests should be directed to the Company's secretary at the Company's executive offices set forth in this Proxy Statement.


           SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

                  The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of the Record Date by (i) each director and each nominee for director; (ii) the named executive officers set forth in the Summary Compensation Table under the section entitled "Executive Compensation"; (iii) all directors and executive officers of the Company as a group; and (iv) each person known by the Company to be the beneficial owner of more than 5% of the Common Stock. The information as to beneficial ownership is based upon statements furnished to the Company by such persons.

Name and Address                        Amount and Nature            Percent of
of Beneficial Owner(1)                  of Beneficial Ownership(2)     Class(3)
- ----------------------                  --------------------------     --------

Ross J. Mangano                                  596,834(4)               13.5%
Ross J. Mangano, et al., Trustees                380,200                   8.6%
  112 W. Jefferson Blvd.
  Suite 613
  South Bend, IN  46601
William A. Fresh                                 344,297(5)                7.8%

Judd C. Leighton                                 260,000(6)                5.6%
  112 W. Jefferson Blvd.
  Suite 603
  South Bend, IN  46601
Mary Morris Leighton                             260,000(7)                5.6%
  112 W. Jefferson Blvd.
  Suite 603
  South Bend, IN 46601
Kenneth W. Miller                                180,570(8)                4.0%
C. Zane Close                                     41,600(9)                1.0%
Donald F. Walter                                  16,334(10)                 *
Michael K. Bonham                                 90,034(11)               2.0%
Eswar Subramanian                                 89,234(12)               2.0%
Henry Wong                                        65,011(13)               1.5%
All executive officers and directors
  as a group (ten persons)                     1,456,914(14)              31.4%


____________
*Less than 1%.

(1) Each director, nominee and officer of the Company may be reached through the Company at 600 South Rockford Drive, Tempe, Arizona 85281.

(2) Unless otherwise indicated, and subject to community property laws where applicable, all shares are owned of record by the persons named and the beneficial ownership consists of sole voting power and sole investment power.

(3) The percentages shown include the shares of Common Stock actually owned as of the Record Date and the shares of Common Stock that the identified person or group had the right to acquire within 60 days of the Record Date pursuant to the exercise of stock options or conversion of securities. In calculating the percentage of ownership, all shares of Common Stock that the identified person or group had the right to acquire within 60 days of the Record Date upon the exercise of stock options or conversion of securities are deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by such person or group, but are not deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by any other person.

(4) Includes 20,000 shares in the name of Nat & Co. voted pursuant to a power of attorney, 51,300 shares in the name of Oliver & Company voted pursuant to a power of attorney, 120,000 shares in the name of Millie

         M. Cunningham voted pursuant to a power of attorney, 380,200 shares held in the name of Troon & Co., Ross J. Mangano, et al., Trustees, for which Mr. Mangano serves as a trustee, 10,000 shares which Mr. Mangano has the right to acquire at an exercise price of $1.00 per share pursuant to the exercise of options granted in September 1992, 13,334 shares which Mr. Mangano has the right to acquire at an exercise price of $5.75 per share pursuant to the exercise of options granted in September 1994, and 2,000 shares which Mr. Mangano has the right to acquire at an exercise price of $8.25 per share pursuant to the exercise of options granted in June 1995.

(5) Includes 162,700 shares held by WAF Investment Company, a company 100% owned by Mr. Fresh and his wife, and 78,477 shares held by Orem Tek Development Corp., a company 100% owned by Mr. Fresh, and reflects 2,000 shares which Mr. Fresh has the right to acquire at an exercise price of $8.25 per share pursuant to the exercise of options granted in June 1995.

(6) Includes 200,000 shares with respect to which Judd C. Leighton has the right to acquire sole voting and investment power pursuant to the conversion of $200,000 in principal amount of the Company's 12% Convertible Subordinated Debentures due December 15, 1996, which are convertible at any time prior to maturity into shares of Common Stock at the rate of $1.00 per share, and 60,000 shares with respect to which Mr. Leighton has the right to acquire shared voting and investment power pursuant to the conversion of $60,000 in principal amount of the Company's 12% Convertible Subordinated Debentures due December 15, 1996, held by Leighton-Oare Foundation, Inc., a corporation for which Mr. Leighton and his wife, Mary Morris Leighton, serve as directors.

(7) Includes 200,000 shares with respect to which Mary Morris Leighton has the right to acquire sole voting and investment power pursuant to the conversion of $200,000 in principal amount of the Company's 12% Convertible Subordinated Debentures due December 15, 1996, which are convertible at any time prior to maturity into shares of Common Stock at the rate of $1.00 per share, and 60,000 shares with respect to which Mrs. Leighton has the right to acquire shared voting and investment power pursuant to the conversion of $60,000 in principal amount of the Company's 12% Convertible Subordinated Debentures due December 15, 1996 held by Leighton-Oare Foundation, Inc., a corporation for which Mrs. Leighton and her husband, Judd C. Leighton, serve as directors.


(8) Includes 125,236 shares held by U.S. Trust Company of California, N.A., as trustee for the Kenneth W. Miller Charitable Remainder Unitrust. Mr. Miller may be deemed to have shared voting and investment power with respect to these shares. Also includes 30,000 shares which Mr. Miller has the right to acquire at an exercise price of $.50 per share pursuant to the exercise of options granted in July 1990, 10,000 shares which Mr. Miller has the right to acquire at an exercise price of $1.00 per share pursuant to the exercise of options granted in September 1992, 13,334 shares which Mr. Miller has the right to acquire at an exercise price of $5.75 per share pursuant to the exercise of options granted in September 1994, and 2,000 shares which Mr. Miller has the right to acquire at an exercise price of $8.25 per share pursuant to the exercise of options granted in June 1995.


(9) Includes 40,000 shares which Mr. Close has the right to acquire at an exercise price of $5.75 per share pursuant to the exercise of options granted in September 1994.

(10) Includes 13,334 shares which Mr. Walter has the right to acquire at an exercise price of $5.75 per share pursuant to the exercise of options granted in September 1994 and 2,000 shares which Mr. Walter has the right to acquire at an exercise price of $8.25 per share pursuant to the exercise of options granted in June 1995.

(11) Includes 33,334 shares which Mr. Bonham has the right to acquire at an exercise price of $5.75 per share pursuant to the exercise of options granted in September 1994.

(12) Includes 23,334 shares which Mr. Subramanian has the right to acquire at an exercise price of $5.75 per share pursuant to the exercise of options granted in September 1994.

(13) Includes 5,000 shares which Mr. Wong has the right to acquire at an exercise price of $10.50 per share pursuant to the exercise of options granted in August 1995 and 2,000 shares which Mr. Wong's spouse has the right to acquire at an exercise price of $10.50 per share pursuant to the exercise of options granted in August 1995.

(14) Includes 223,004 shares of Common Stock that members of the group had the right to acquire as of the Record Date or within 60 days of the Record Date pursuant to the exercise of stock options.


                              ELECTION OF DIRECTORS

Nominees

                  The Company's certificate of incorporation provides that the number of directors shall be fixed from time to time by resolution of the Board of Directors or stockholders. Presently, the number of directors is fixed at five. Unless otherwise instructed, proxies will be voted in favor of Ross J. Mangano, C. Zane Close, Kenneth W. Miller, Donald F. Walter and William A. Fresh, all of whom currently are directors of the Company, and the proxy holders may exercise their discretion in distributing cumulative votes among the nominees in any manner. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for such substitute nominees as may be selected by the current Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unable or will decline to serve as a director. As provided in the Company's certificate of incorporation, directors are to be elected by cumulative voting. Holders of proxies solicited hereby will have discretionary authority to cumulate votes. The term of office of each person elected as a director will continue until a successor has been elected and qualified or until his earlier resignation or removal.

                  The following table sets forth certain information regarding the nominees for directors of the Company.

Name                          Age            Position(s) with the Company
- ----                          ---            ----------------------------

Ross J. Mangano                50            Chairman of the Board of Directors
C. Zane Close                  46            President, Chief Executive Officer
                                              and Director
Kenneth W. Miller              64            Secretary, Treasurer and Director
Donald F. Walter               64            Director
William A. Fresh               67            Director

                  Ross J. Mangano has served as Chairman of the Board of Directors of the Company since February 1993, and as a director of the Company since February 1988. Mr. Mangano has been employed by Oliver Estate, Inc., an
Indiana-based management company, since 1971 and has served as vice president-investments for Oliver Estate, Inc. since 1980. Mr. Mangano also is an investment analyst for Oliver Estate, Inc. Since December 1993, Mr. Mangano has been a member of the board of directors of Cole Taylor Financial Group, a publicly-held bank holding company based in Wheeling, Illinois.

                  C. Zane Close joined the Company in July 1990 as its President and Chief Executive Officer and has also served as a director of the Company since that time. From February 1985 to September 1989, Mr. Close served as vice president of operations and thereafter, until July 1990, as vice president and general manager of

Probe   Technology   Corporation,   a  California   corporation  that  develops,
manufactures and markets probing devices for use in the testing of integrated and hybrid circuits.


                  Kenneth W. Miller has served as the Treasurer of the Company since June 1994, as the Secretary of the Company since October 1991 and as a director of the Company since 1979. Since January 1991, Mr. Miller has served as a business consultant to various companies involved in the high tech industry. From April 1991 until October 1991, Mr. Miller was the marketing director of Scrantom Engineering, Inc., a manufacturer of hybrid circuits and ceramic circuit boards located in Costa Mesa, California. From September 1988 until April 1991, Mr. Miller served as the marketing director of Advanced Packaging Systems, a manufacturer of high density ceramic and polymer thin film interconnect products. From 1981 to September 1988, Mr. Miller served as the president of Interamics, a San Diego-based company that manufactured ceramic packages for integrated circuits and hybrid substrates. From January 1977 to the time he joined Interamics, Mr. Miller was vice president and general manager of a division of Siltec Corporation, a San Francisco-based manufacturer of silicon wafers and ceramic packages.


                  Donald F. Walter has served as a director of the Company since May 1, 1991. Since 1982, Mr. Walter has been a financial consultant and is the principal of Walter & Keenan Financial Consulting Co., a financial consulting firm located in Niles, Michigan. Since 1982, Mr. Walter has served as a director of National Standard Co., a public company based in Niles, Michigan that manufactures specialty wire products. Since 1988, Mr. Walter has served as a director of Metro BanCorp, a publicly-owned bank based in Indianapolis, Indiana.

                  William A. Fresh has served as a director of the Company since April 7, 1995. Mr. Fresh co- founded Fresh Test Technology Corporation, a company acquired by the Company ("Fresh Test"), and Fresh Quest Corporation, a designer and manufacturer of probe and interface test technology for the semiconductor industry. He served as chairman of the board and chief executive officer of Fresh Test from January 1986 through March 1995 and has served as the chairman of the board and chief executive officer of Fresh Quest Corporation since January 1992. Mr. Fresh also has served as the chairman of the board and chief executive officer of Magellan Technology, a public holding company, Orem Tek Development Corp., a real estate development company, and Satellite Images System Corporation, a medical information processing company, since May 1990, May 1991 and February 1992, respectively, and as chairman of the board of EFI Electronics, a publicly-held power conditioning company, and Fresh Technology
Company, a PC based software company, since February 1991 and May 1991, respectively.

                  Upon the resignation of John W. Tarzwell as a director of the Company on May 1, 1991, the Board of Directors of the Company appointed Donald
F. Walter to fill the vacancy. In connection with the issuance of the Company's Convertible Subordinated Debentures (see "Certain Relationships and Related Transactions"), the Company agreed with one of the holders of the Convertible Subordinated Debentures to appoint Mr. Walter to the Board and thereafter to nominate Mr. Walter as a director so long as $250,000 in principal amount of the Convertible Subordinated Debentures held by such holder and his affiliates remains outstanding. As of the date of this Proxy Statement, such holder and his affiliates held $485,000 in outstanding principal amount of the Convertible Subordinated Debentures. In addition, the employment agreement between the Company and Mr. Close provides that the Company will cause Mr. Close to be nominated to the Board of Directors so long as Mr. Close is employed by the Company. The stockholders of the Company, however, have no obligation to vote for Mr. Walter or Mr. Close and may withhold or distribute votes in their discretion. The Company knows of no other arrangements or understandings between any director or executive officer and any other person pursuant to which he has been selected as a director or executive officer.

                  Directors hold office until their successors have been elected and qualified. All officers are elected by the Board of Directors and hold office until their successors have been duly elected and qualified, or until resignation or removal. There are no family relationships among any of the directors or officers of the Company.

Meetings and Committees of the Board of Directors

                  The Board of Directors held six meetings during 1995. No incumbent director was absent for any of the meetings of the Board of Directors or of any committee of the Board on which he served (during the periods that he served).

                  Ross J. Mangano, Kenneth W. Miller and Donald F. Walter served on the Audit Committee for the fiscal year ended December 31, 1995. The Audit Committee was established by the Board of Directors to serve as a focal point for communications between non-committee directors, the Company's independent auditors and the Company's management as their duties relate to financial accounting, reporting and controls. The Audit Committee is responsible for assisting the Board of Directors in fulfilling its fiduciary responsibilities with respect to accounting policies and reporting practices. The Audit Committee held one meeting in 1995.

                  Ross J. Mangano, Kenneth W. Miller and Donald F. Walter served on the Compensation Committee for the fiscal year ended December 31, 1995. The Compensation Committee is primarily responsible for reviewing officer compensation and making recommendations to the Board of Directors regarding officer salaries and incentive compensation. The Compensation Committee also is responsible for the administration of the Company's Stock Option Plans. See "Executive Compensation-Employee Benefit Plans." The Compensation Committee held two meetings in 1995.

Director Compensation and Other Information

                  As of April 1996, each outside director of the Company will receive $3,000 each quarter and a fee of $500 for each meeting of the Board of Directors attended. Outside directors also are reimbursed for expenses incurred in attending meetings. Directors do not receive additional compensation for committee participation or special assignments.

                  In fiscal 1995, the Company granted options to Messrs. Mangano, Miller, Fresh and Walter to purchase 2,000, 2,000, 2,000 and 2,000 shares of Common Stock, respectively, at an exercise price of $8.25 per share.

                             EXECUTIVE COMPENSATION
Summary of Cash and Other Compensation

                  The following table sets forth information concerning the compensation for the fiscal years ended December 31, 1995, 1994 and 1993 earned by the Company's Chief Executive Officer and the Company's three other most highly compensated executive officers whose aggregate cash compensation exceeded $100,000 for services rendered in all capacities to the Company and its subsidiaries for the last fiscal year (the "Named Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                               Long Term Compensation
                                                                                    ---------------------------------

                                                 Annual Compensation                        Awards          Payouts
                           ------------------------------------------------------------------------------------------

                                                                          Other      Restricted                           All
                                                                         Annual         Stock                  LTIP      Other
Name and                                                              Compensation    Award(s)    Options    Payouts    Compen-
Principal Position              Year       Salary($)       Bonus($)      ($) (4)          $       /SARs(#)      ($)    sation($)
- ------------------              ----       ---------       --------      -------        ----      --------      ---    ---------
C. Zane Close                  1995(1)      135,000         35,000          -
President and Chief            1994(2)      116,252         13,000          -                      60,000
Executive Officer              1993(3)      108,567         29,600          -

Eswar Subramanian              1995(1)      108,000         25,000          -
Senior Vice President and      1994(2)       98,067         12,000          -                      35,000
Chief Operating Officer        1993(3)       90,067         23,700          -

Michael K. Bonham              1995(1)      108,000         25,000          -
Senior Vice President -        1994(2)      100,033         12,000          -                      50,000
Sales and Marketing            1993(3)       90,067         23,700          -

Henry Wong                     1995(1)      100,000         15,750          -                      25,000
Vice President/Executive       1994(2)       87,018          5,000          -                      20,000
Director of Cerprobe Asia      1993(3)       80,073          5,000          -

- ---------------
(1)      Includes $34,346,  $44,863, $32,462, and $15,000 in salary and/or bonus earned by Messrs. Close, Subramanian, Bonham and Wong, respectively, in 1995 but deferred to a future year.

(2)      Includes $26,242,  $23,662, $16,223, and $14,567 in salary and/or bonus earned by Messrs. Close, Subramanian, Bonham and Wong, respectively, in 1994 but deferred to a future year.

(3)      Includes $26,324,  $21,840,  $21,735 and $19,515 in salary and/or bonus earned by Messrs. Close, Subramanian, Bonham and Wong, respectively, in 1993 but deferred to a future year.

(4) Other annual compensation did not exceed the lesser of $50,000 or 10% of the total salary and bonus for any of the Named Officers except as noted.

Option Grants

         The following table provides information on stock options granted to the Company's Named Officers during the fiscal year ended December 31, 1995.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                     Individual Grants
              ---------------------------------------------------------------
                                                                                   Potential Realizable
                   Number of                                                         Value at Assumed
                  Securities       % of Total                                     Annual Rates of Stock
                  Underlying        Options        Exercise                       Price Appreciation for
                    Options         Granted         Price       Expiration            Option Term(2)
Name              Granted (#)     Fiscal Year       ($/Sh)         Date             5% ($)     10% ($)
- ----              -----------     -----------       ------         ----             -------    -------
Henry Wong         25,000(1)        12.14%          $10.50         2000             $72,524    $160,259

- ------------
(1) The option agreement provides that the options vest and become exercisable one-fifth in 1995, one-fifth in 1996, one-fifth in 1997, one-fifth in 1998 and one-fifth in 1999.

(2) Calculated from a base price equal to the exercise price of each option, which was the fair market value of the Common Stock on the date of grant. The amounts represent only certain assumed rates of appreciation.


Option Exercises and Holdings

                  The following table provides information on options exercised in the last fiscal year by the Company's Named Officers and the value of each such Officer's unexercised options at December 31, 1995.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                      OPTION VALUE AS OF DECEMBER 31, 1995

                                                            Number of Securities          Value of Unexercised
                                                           Underlying Unexercised         In-the-Money Options
                          Shares                       Options at Fiscal Year-End (#)   at Fiscal Year-End ($)(2)
                        Acquired on       Value        ------------------------------   -------------------------
Name                    Exercise (#)  Realized ($)(1) Exercisable                       Exercisable  Unexercisable
- ----                    ------------  ---------------------------                       -----------  -------------
                                                               Unexercisable
                                                               -------------
C. Zane Close             60,000        $175,000         40,000       20,000             $470,000     $235,000

Eswar Subramanian         30,000        $236,250         23,334       11,666             $274,175     $137,076

Michael K. Bonham         30,000        $236,250         23,334       16,666             $391,675     $195,826

Henry Wong                 -0-            -0-            18,334       26,666             $191,675     $218,326

_____________________
(1) Calculated based on the market price at exercise multiplied by the number of options exercised less the total exercise price of the options exercised.

(2) Calculated based on $17.50, which was the closing sale price of the Common Stock as quoted on the Nasdaq National Market on December 29, 1995, multiplied by the number of applicable shares in-the-money less the total exercise price.

Employment Agreements and Other Arrangements

                  On July 16, 1990, C. Zane Close, President and Chief Executive Officer, Michael K. Bonham, Vice President-Sales and Marketing, Eswar Subramanian, Vice President-Engineering and Henry Wong, then a key employee, entered into two year employment agreements (one year with respect to Mr. Wong) with the Company (each of which is subject to automatic renewal for succeeding terms of one year unless either party gives notice at least 90 days prior to the expiration of any term of its intention not to renew) pursuant to which Messrs. Close, Bonham, Subramanian and Wong were to receive $95,000, $80,000, $80,000 and $57,000, respectively, in annual base salary during the term of their employment. Each of the employment agreements provides for additional increases in the base salary and bonuses as may be determined by the Company's Board of Directors in its sole discretion. Each of the agreements may be terminated with or without cause by the Company upon 90 days written notice to the employee and each employee may terminate his obligations under the agreement by giving the Company at least 90 days notice of his intent to terminate. In addition, the employment agreements provided for relocation expenses in the amount of up to $10,000 and for certain temporary living expenses for each of the above- named individuals. The employment agreements also provided for the grant of options to each of the above-named individuals as follows. Pursuant to his option agreement, Mr. Close was granted the right to purchase 40,000 shares at $.50 per share commencing July 16, 1990, 40,000 shares at $1.00 per share commencing July 15, 1991, 5,000 shares at $1.50 per share commencing July 15, 1991, 35,000 shares at $1.50 per share commencing July 15, 1992, 10,000 shares at $2.00 per share commencing July 15, 1992, and 45,000 shares at $2.00 per share commencing July 15, 1993. Pursuant to their employment agreements, Messrs. Subramanian and Bonham were each granted the right to purchase 30,000 shares at $.50 per share commencing July 16, 1990, 30,000 shares at $1.00 per share commencing July 15, 1991, 30,000 shares at $1.50 per share commencing July 15, 1992, and 30,000 shares at $2.00 per share commencing July 15, 1993. Pursuant to his employment agreement, Mr. Wong was granted the right to purchase 25,000 shares at $.50 per share commencing July 16, 1990. In addition, Mr. Wong was granted an option to purchase 25,000 shares at an exercise price of $.9375 per share, one third of which became exercisable July 12, 1991. All of the options described above granted to Messrs. Close, Bonham, Subramanian, and Wong provided for expiration on July 15, 1995.

                  In connection with its acquisition of Fresh Test, the Company entered into employment agreements with Robert K. Bench, its former Chief Financial Officer, Harold D. Higgins and Stephen Fresh. These employment agreements provided for an annual base salary of $100,000, $67,000 and $60,000 for Messrs. Bench, Higgins and Fresh, respectively, for a one year term that commenced April 3, 1995. Each of the employment agreements also contained a covenant not to compete pursuant to which Messrs. Bench, Higgins and Fresh may not, during the term of the respective agreement and for a period of 12 months, 90 days and 12 months, respectively, following termination, engage or cause others to engage in the design, manufacture or sale of probe cards and interface hardware products used by the semi-conductor industry in the United States and all other countries in which the Company conducts business. The Employment Agreements for Messrs. Higgins and Fresh expired on April 3, 1996 and have not been renewed. Mr. Higgins remains with the Company, but is no longer subject to an employment agreement and Mr. Fresh has announced that he will resign on June 28, 1996. Mr. Bench informed the Company that, following expiration of his employment agreement with the Company on April 3, 1996, he would not remain with the Company.

                  Pursuant to an agreement dated as of May 1, 1991, amended as of March 8, 1993, between the Company and John W. Tarzwell and his wife, Mr. Tarzwell agreed to resign as a director, an officer and an employee of the Company effective May 1, 1991. In connection with Mr. Tarzwell's resignation, the Company agreed to pay Mr. Tarzwell $3,125 per month beginning May 15, 1991 and ending April 15, 1994. In addition, the Company agreed to provide Mr.
Tarzwell and his wife medical insurance coverage similar to the coverage provided by the Company to employees of the Company, life insurance or comparable coverage providing death benefits of up to $47,500, the use of a Company-leased automobile until March 30, 1992 and reimbursement for all accrued and unpaid vacation pay due Mr. Tarzwell as of April 30, 1991. Mr. Tarzwell agreed to keep confidential all information with respect to the Company, its businesses and affairs and to refrain from disclosing or using such information for his benefit or the benefit of any other person for a period of four years. Further, Mr. Tarzwell agreed to vote all of the Company's stock owned by Mr. Tarzwell in favor of all issues that receive the recommendation of the Company's Board of Directors. In January 1994, the Company's Board of Directors agreed to extend the agreement with Mr. Tarzwell on a month-to-month basis, subject to a 30-day notice of termination.


Employee Benefit Plans

                  In 1983, the Board of Directors and the Company's stockholders adopted an incentive stock option plan in order to provide for the grant of options to employees to purchase shares of Common Stock that qualified as "incentive stock options" under Section 422A of the Internal Revenue Code of 1954, as amended. The incentive stock option plan originally provided for the issuance of options to purchase a total of 100,000 shares of the Company's Common Stock. On January 7, 1984, the Board of Directors approved, and on May 5, 1984, the stockholders ratified, the reservation of an additional 120,000 shares of Common Stock for issuance upon the exercise of options under the incentive stock option plan.

                  On February 2, 1987, the Board of Directors approved, and on May 2, 1987, the stockholders ratified, a Plan of Modification to the incentive stock option plan in order to allow the Company certain tax deductions which were not allowed under the incentive stock option plan. The Plan of Modification converted the incentive stock option plan to a non-qualified stock option plan (the "Non-Qualified Plan") and effected a re-grant of all previously issued options under the incentive stock option plan. The original vesting schedules for previously granted options were not affected by the re-grant. On April 22, 1988, the Board of Directors approved the reservation of an additional 150,000 shares of Common Stock for issuance upon the exercise of options under the Non-Qualified Plan, thereby increasing the total number of shares subject to the Non-Qualified Plan to 370,000.

                  On April 3, 1989, the Board of Directors approved, and on May 6, 1989, the stockholders ratified, the adoption of an incentive stock option plan (the "ISO Plan") to provide for the grant of options to key executive, managerial or supervisory employees or other employees who are deemed by the Board of Directors to have performed extraordinary services to the Company, which options will qualify for the tax benefits accorded "incentive stock options" as defined in Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"). The Board of Directors also approved an amendment to the Company's Non-Qualified Plan on April 3, 1989 to provide that the Company's directors who are not employees of the Company, and thus not eligible to receive incentive stock options under the ISO Plan ("Unaffiliated Directors"), would be eligible to receive options under the Non-Qualified Plan.

                  In connection with the adoption of the ISO Plan, all existing options under the Non-Qualified Plan granted prior to April 3, 1989 were permitted to be exchanged for incentive stock options under the ISO Plan at the option of the holder. Subsequent to the adoption of the ISO Plan, the number of shares reserved for issuance under the Non-Qualified Plan was reduced from 370,000 to 150,000. In July 1990, however, the number of shares reserved for issuance under the Non-Qualified Plan was increased to 565,000 in order to grant options to Messrs. Close, Subramanian, Bonham and Wong in connection with their employment by the Company and in May 1991, the number of shares reserved for issuance under the Non-Qualified Plan was again increased to 685,000. A maximum of 500,000 shares of the Company's Common Stock was reserved for issuance upon exercise of options granted under the ISO Plan.

                  The Non-Qualified Plan and the ISO Plan together are referred to herein as the "Stock Option Plans."

                  The purpose of the Stock Option Plans is to aid the Company in attracting and retaining directors and employees and to provide such persons with an incentive to purchase a proprietary interest in the Company in order to create an increased personal interest in the Company's continued success and progress, thereby motivating them to exert their best efforts on behalf of the Company. The Stock Option Plans are administered by the Board of Directors, which has the sole authority and discretion to select employees to participate in the Stock Option Plans, to grant options under the Stock Option Plans, to specify the terms and conditions of the options (within the limitations of the Stock Option Plans), and otherwise to interpret and construe the terms and provisions of the Stock Option Plans and any agreements governing options granted under the Stock Option Plans. The Stock Option Plans authorize the Board of Directors to delegate its administrative authority and discretion under the Stock Option Plans to the Compensation Committee of the Board of Directors.

                  The exercise price of any options granted under the ISO Plan may not be less than 100% of the fair market value of shares of the Company's Common Stock at the time the option is granted (or, for incentive stock options granted to a person who, at the time of the grant, is the beneficial owner of more than 10% of the combined voting power of all classes of voting stock then outstanding of the Company or any parent or subsidiary of the Company (a "10% Beneficial Owner"), not less than 110% of the fair market value of the Common Stock at the date of grant). All options granted under the ISO Plan expire ten years from the date of grant (five years in the case of a 10% Beneficial Owner), unless an earlier expiration date is provided in the option agreement. The term of each option granted under the Non-Qualified Plan is fixed by the Board of Directors or the Compensation Committee at the date of grant. Options granted under the Stock Option Plans are non-transferable by the optionholder, otherwise than by will or the laws of descent and distribution, and are exercisable during the optionholder's lifetime only by the optionholder, or in the event of the death of the optionholder, by a person who acquires the right to exercise the option by the laws of descent and distribution.

                  Only key executive, managerial or supervisory employees of the Company, including directors who also are full time employees, and other employees who are deemed by the Board of Directors to have performed extraordinary services to the Company, are eligible to receive options granted under the ISO Plan. Although all employees of the Company are eligible to receive options under the Non-Qualified Plan, the Board of Directors intends to grant options under the Non-Qualified Plan primarily to the Company's Unaffiliated Directors.

                  The Stock Option Plans authorize the Board of Directors to amend the Stock Option Plans without stockholder approval whenever the Board of Directors deems an amendment proper and in the best interests of the Company. However, the Board of Directors may not amend the ISO Plan or otherwise take any action with respect to the ISO Plan which would prevent any option granted under the ISO Plan from qualifying as an "incentive stock option" within the meaning of Section 422A of the Code. Moreover, the Board of Directors may not, without stockholder approval, increase the aggregate number of shares of the Company's Common Stock which are subject to the ISO Plan, reduce the exercise price at which options may be granted under the ISO Plan or at which any outstanding option may be exercised, or extend the term of the ISO Plan. Unless previously terminated by the Board of Directors, the ISO Plan will terminate on April 3, 1999.

                  As a result of the adoption of the ISO Plan on April 3, 1989, all options granted under the Non- Qualified Plan prior to April 3, 1989 (which had not previously been canceled) were permitted to be exchanged for options under the ISO Plan at the option of the holder; provided, however, that no options granted under the ISO Plan in exchange for options previously granted under the Non-Qualified Plan were permitted to be issued at a price that was less than 100% of the fair market value of the Company's Common Stock at the time of the exchange and re-grant (or, for incentive stock options granted to a 10% Beneficial Owner, not less than 110% of the fair market value of the Common Stock at the date of the exchange and re-grant). Such options generally are exercisable over a three year period, with one-third exercisable on the date of grant and an additional one-third to become exercisable on each anniversary of the date of grant. For certain information regarding the exercise of options by Named Officers, see the table entitled "Aggregated Option Exercises In Last Fiscal Year And Option Value As Of December 31, 1995."


                  As of the Record Date, there were outstanding options to acquire 372,131 shares of the Company's Common Stock under the Stock Option Plans.

1995 Stock Option Plan

                  On May 9, 1995, the Board of Directors adopted the 1995 Stock Option Plan (the "1995 Plan") and on June 27, 1995, the Company's stockholders approved the 1995 Plan, which is divided into two programs: the Discretionary Grant Program and the Automatic Grant Program. The Discretionary Grant Program provides for the grant of options to acquire Common Stock of the Company ("Options"), the direct grant of Common Stock ("Stock Awards"), the grant of stock appreciation rights ("SARs"), or the grant of other cash awards ("Cash Awards") (Stock Awards, SARs, and Cash Awards are collectively referred to herein as "Awards"). Options and Awards under the 1995 Plan may be issued to key personnel, directors, consultants, and other independent contractors who provide valuable services to the Company and its subsidiaries (collectively, "Eligible Persons"). The Options issued may be incentive stock options or nonqualified stock options. The Company believes that the Discretionary Grant Program represents an important factor in attracting and retaining executive officers and other key employees and constitutes a significant part of its compensation program, providing them with an opportunity to acquire a proprietary interest in the Company and giving them an additional incentive to use their best efforts for the long-term success of the Company. The Automatic Option Program provides for the automatic grant of options to acquire the Common Stock of the Company ("Automatic Options"). Automatic Options are granted to non- employee members of the Company's Board of Directors. The Company believes that the Automatic Option Program promotes the interests of the Company by providing such directors the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company and an increased personal interest in the Company's continued success and progress.

Shares Subject to the 1995 Plan


                  A maximum of 500,000 shares of Common Stock of the Company may be issued under the 1995 Plan. If any Option or SAR terminates or expires without having been exercised in full, stock not issued under such Option or SAR will again be available for the purposes of the 1995 Plan. If any change is made in the stock subject to the 1995 Plan, or subject to any Option or SAR granted under the 1995 Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, split-up, combination of shares, exchange of shares, change in corporate structure, or otherwise), the 1995 Plan provides that appropriate adjustments will be made as to the maximum number of shares subject to the 1995 Plan, and the number of shares and exercise price per share of stock subject to outstanding Options. There were outstanding Options to acquire 163,000 shares of the Company's Common Stock under the 1995 Plan as of the Record Date.


Eligibility and Administration

                  Options and Awards may be granted only to persons ("Eligible Persons") who at the time of grant are either (i) key personnel (including officers and directors) of the Company, or (ii) consultants and independent contractors who provide valuable services to the Company. Options that are incentive stock options may be granted only to key personnel of the Company who are also employees of the Company.

                  The Eligible Persons under the Discretionary Grant Program are divided into two groups, and there is a separate administrator (each a "Plan Administrator") for each group. One group consists of Eligible Persons who are executive officers and directors of the Company and all persons who own 10% or more of the Company's issued and outstanding stock. The power to administer the 1995 Plan with respect to those persons rests exclusively with a committee ("Senior Committee") comprised of two or more disinterested directors who are appointed by the Board of Directors. The power to administer the 1995 Plan with respect to the remaining Eligible Persons is vested with the Board of Directors of the Company or with a committee of two or more directors appointed by the Board of Directors. Each Plan Administrator determines (i) which of the Eligible Persons in its group will be granted Options and Awards; (ii) the amount and timing of the grant of such Options and Awards; and (iii) such other terms and conditions as may be imposed by the Plan Administrator consistent with the 1995 Plan.

                  To the extent that granted Options are incentive stock options, the terms and conditions of those Options must be consistent with the qualification requirements set forth in the Internal Revenue Code.

Exercise of Options

                  The expiration date, maximum number of shares purchasable, and the other provisions of the Options are established at the time of grant, provided that no options may be granted for terms of more than 10 years. Options vest and thereby become exercisable in whole or in one or more installments at such time as may be determined by the Plan Administrator upon the grant of the Options. However, a Plan Administrator has the discretion to provide for the automatic acceleration of the vesting of any Options or Awards granted under the Discretionary Grant Program in the event of a "Change in Control." The definition of "Change in Control" includes the following events: (i) the acquisition of beneficial ownership by certain persons, acting alone or in concert with others, of 40% or more of the Company's outstanding Common Stock pursuant to a tender offer which the Board of Directors recommends that the Company's stockholders not accept, or (ii) a change in the composition of the Board of Directors occurs such that those individuals who were elected to the Board of Directors at the last stockholders' meeting at which there was not a contested election for Board membership subsequently cease to comprise a majority of the Board of Directors by reason of a contested election.

                  The exercise prices of Options will be determined by the Plan Administrator, but if an Option is intended to be an incentive stock option, may not be less than 100% (110% if the Option is granted to a stockholder who at the time the Option is granted owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company) of the fair market value of the Common Stock at the time of the grant. To exercise an Option, the optionholder will be required to deliver to the Company full payment of the exercise price for the shares as to which the Option is being exercised. Generally, Options can be exercised by delivery of cash, bank cashier's check, or shares of Common Stock of the Company.

Termination of Employment or Services

                  Options granted under the 1995 Plan are nontransferable other than by will or by the laws of descent and distribution upon the death of the optionholder and, during the lifetime of the optionholder, are exercisable only by such optionholder. In the event of the death or termination of the employment or services of the participant (but never later than the expiration of the term of the Option), Options may be exercised within 90 days thereafter. If termination is by reason of permanent disability, however, Options may be exercised by the optionholder or the optionholder's estate or successor by bequest or inheritance during the period ending 180 days after the optionholder's retirement (but not later than the expiration of the term of the Option). Termination of employment at any time for cause immediately terminates all Options held by the terminated employee.

Awards

                  A Plan Administrator also may grant Awards to Eligible Persons under the 1995 Plan. Awards may be granted in the form of SARs, Stock Awards, or Cash Awards.

                  Awards granted in the form of SARs entitle the recipient to receive a payment equal to the appreciation in market value of a stated number of shares of Common Stock from the price on the date the SAR was granted or became effective to the market value of the Common Stock on the date first exercised or surrendered. The Plan Administrators may, consistent with the 1995 Plan, determine such terms, conditions, restrictions and/or limitations, if any, on any SARs.

                  Awards granted in the form of Stock Awards entitle the recipient to receive shares of the Company's Common Stock directly. Awards granted in the form of cash entitle the recipient to receive direct payments of cash depending on the market value or the appreciation of the Common Stock or other securities of the Company. The Plan Administrators may determine such other terms, conditions, or limitations, if any, on any Awards.

                  The 1995 Plan states that it is not intended to be the exclusive means by which the Company may issue options or warrants to acquire its Common Stock, stock awards, or any other type of award. To the extent permitted by applicable law, the Company may issue any other options, warrants, or awards other than pursuant to the 1995 Plan without stockholder approval.

Terms and Conditions of Automatic Options

                  Each year at the meeting of the Board of Directors held immediately after the annual meeting of stockholders, each non-employee Board member will be granted an Automatic Option to acquire 2,000 shares of Common Stock ("Annual Automatic Option"). Each non-employee Board member serving on the date the 1995 Plan was approved by the Company's stockholders received an automatic grant of options to acquire 2,000 shares of Common Stock on that date (the "Initial Existing Director Grant"). New non-employee members of the Board of Directors will receive an Automatic Option to acquire 20,000 shares of Common Stock ("Initial Automatic Option") on the date of their first appointment or election to the Board. Each Automatic Option shall become exercisable and vest in a series of three equal and successive annual installments, with each annual installment to become exercisable on the day before the Company's annual meeting of stockholders occurring in the applicable year. A non-employee member of the Board is not eligible to receive an Annual Automatic Option if the grant date is within 30 days of such non-employee member receiving an Initial Automatic Option.


                  The exercise price per share of Common Stock subject to each Automatic Option is equal to 100% of the fair market value per share on the date of the grant of the Automatic Option. Each Automatic Option expires on the tenth anniversary of the date on which an Automatic Option grant was made. Non-employee Board members also may be eligible to receive Options or Awards under the Discretionary Grant Program or option grants or direct stock issuances under any other plans of the Company. Cessation of service on the Board terminates any Automatic Options for shares that were not vested at the time of such cessation. Automatic Options are nontransferable other than by will or the laws of descent and distribution on the death of the optionholder and, during the lifetime of the optionholder, are exercisable only by such optionholder.


Duration and Modification

                  The 1995 Plan will remain in force until May 9, 2005. The Board of Directors of the Company may at any time suspend, amend, or terminate the 1995 Plan, except that without approval by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company present in person or by proxy at a meeting of stockholders of the Company convened for such purpose, the Board of Directors may not (i) increase, except in the case of certain organic changes to the Company, the maximum number of shares of Common Stock subject to the 1995 Plan, (ii) reduce the exercise price at which Options may be granted or the exercise price for which any outstanding Options may be exercised, (iii) extend the term of the 1995 Plan, (iv) change the class of persons eligible to receive Options or Awards under the 1995 Plan, or (v) materially increase the benefits accruing to participants under the 1995 Plan. Notwithstanding the foregoing, the Board of Directors may amend the 1995 Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 under the Securities Exchange Act of 1934 without the consent of the stockholders of the Company.

        COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934

                  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed with the SEC.

                  Based solely on the Company's review of the copies of such forms received by it during the fiscal year ended December 31, 1995, and written representations that no other reports were required, the Company believes that each person who, at any time during such fiscal year, was a director, officer or beneficial owner of more than 10% of the Company's Common Stock complied with all Section 16(a) filing requirements during such fiscal year or prior fiscal years, except as described below. A Form 4 required to be filed by Robert K. Bench, formerly the Company's Chief Financial Officer, with respect to the sale of 30,000 shares and the grant of employee stock options to acquire 25,000 shares, respectively, in August 1995, was not filed until March 6, 1996. A Form 4 required to be filed by Henry Wong, Vice President-Production, with respect to the sale of 5,823 shares and the grant of employee stock options to acquire 25,000 shares, respectively, in August 1995 was not filed until March 6, 1996. A Form 4 required to be filed by Roseann L. Tavarozzi, Vice President-Finance, with respect to the grant of employee stock options to acquire 15,000 shares in August 1995 was not filed until March 6, 1996. A Form 4 required to be filed by William Fresh, a director, in August 1995 with respect to the transfer of 30,000 shares was not filed until on or about March 28, 1996.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

                  In March and April of 1991, the Company issued $1,000,000 in principal amount of Convertible Subordinated Debentures, $600,000 of which was issued with a maturity date of December 15, 1996 bearing interest at 12% per annum, payable semi-annually on the 15th day of each June and December, and $400,000 of which was issued with a maturity date of March 29, 1996 bearing interest at the rate of 11% per annum, payable quarterly on the first day of each January, April, July and October. All of the Debentures provided for conversion at the option of the holder into shares of Common Stock at the rate of $1.00 per share, subject to certain adjustments. In addition, the holders of the Debentures were granted certain rights of first refusal with respect to the issuance of additional debt, Common Stock or other securities convertible into Common Stock of the Company. The Debentures also provided for certain demand and piggyback registration rights with respect to the shares of Common Stock acquired upon conversion of the Debentures, pursuant to which the Company will incur the cost of registration of the Common Stock acquired by the holders of Debentures upon conversion.

                  Kenneth W. Miller and Donald F. Walter, directors of the Company, Henry Wong, a Vice President of the Company, and James F. Keenan, a member of the group that nominated Mr. Walter, purchased $20,000, $10,000, $80,000 and $10,000, respectively, in principal amount of the 12% Convertible Subordinated Debentures due December 15, 1996. Troon & Co., a nominee of Ross J. Mangano, et al., Trustees, purchased $400,000 of the 11% Convertible Subordinated Debentures due March 29, 1996. As the result of the possible affiliation between Ross J. Mangano, Chairman of the Company's Board of Directors, and Ross J. Mangano, et al., Trustees, the issuance of Debentures to Troon & Co. may have constituted a "business combination" with an "interested stockholder" under Section 203 of the Delaware General Corporation Law. Accordingly, the Debenture issued to Troon & Co. was issued in accordance with the terms of the proposal to permit the Company to issue Debentures to interested stockholders approved by the stockholders of the Company at the 1990 Annual Meeting of Stockholders.

                  To assist the Company in meeting the minimum stockholders' equity requirement for listing on the National Association of Securities Dealers Automated Quotation System ("Nasdaq"), Mr. Miller converted $10,000 in principal amount of the Debentures into 10,000 shares of Common Stock, Mr. Walter converted $5,000 in principal amount of the Debentures into 5,000 shares of Common Stock, Mr. Wong converted $40,000 in principal amount of the Debentures into 40,000 shares of Common Stock, Mr. Keenan converted $5,000 in principal amount of the Debentures into 5,000 shares of Common Stock and Troon & Co. converted $300,000 in principal amount of the Debentures into 300,000 shares of Common Stock. The principal amounts of the Debentures described above were converted into shares of Common Stock at the rate of $1.00 per share. On the date the Debentures were converted, the bid price for the Company's Common Stock was $1 3/8 and the asked price was $1 3/4. To compensate such Debenture holders for the loss of interest on that portion of the Debentures converted into shares of Common Stock, the Company agreed to increase the interest rate payable on the principal amount of the Debentures outstanding after such conversion held by such Debenture holders to 25% per annum. In addition, in September 1993, Mr. Walter converted an additional $5,000 in principal amount of the Debentures into 5,000 shares of Common Stock at the rate of $1.00 per share. On the date these Debentures were converted, the bid price for the Company's Common Stock was $5 and the asked price was $6. On September 12, 1994, Mr. Wong converted an additional $40,000 in principal amount of Debentures into 40,000 shares of Common Stock at the rate of $1.00 per share. On that date, the bid price for the Company's Common Stock was $5.75 and the asked price was $6.50. On February 23, 1996, Mr. Miller converted an additional $10,000 in principal amount of Debentures into 10,000 shares of Common Stock at the rate of $1.00 per share. On that date, the last sale price for the Company's Common Stock was $14 3/8. On March 29, 1996, Troon & Co. converted an additional $100,000 in principal amount of Debentures into 100,000 shares of Common Stock at the rate of $1.00 per share. On that day, the last sale price for the Company's Common Stock was $15. As a result of the conversions described above, $5,000 in principal amount of the Debentures currently bears interest at the rate of 25% per annum. The Company anticipates that the entire outstanding principal amount of the Debentures will be converted into shares of Common Stock by December 15, 1996.

                        PROPOSALS TO AMEND THE COMPANY'S
                          CERTIFICATE OF INCORPORATION

Introduction

                  At the Annual Meeting, the stockholders will be asked to approve four separate proposals concerning amendments to the Company's Certificate of Incorporation (the "Company's Certificate"), each of which was approved and adopted by the Board of Directors on March 5, 1996. At that time, the Board of Directors also approved the restatement of the Company's Certificate to incorporate those proposals approved by the stockholders at the Annual Meeting. If the four proposals are approved by the stockholders at the Annual Meeting, the Company intends to file a Restated Certificate of Incorporation substantially in the form set forth as Appendix A to this Proxy Statement, which reflects the operative provisions of the Company's Certificate as they presently exist and assumes that all four proposed amendments have been adopted by the stockholders. If fewer than all four proposed amendments are approved by the stockholders, the Company intends to file a Restated Certificate of Incorporation reflecting those amendments that have been approved by the stockholders and have become effective. The Board of Directors recommends a vote "for" each proposed amendment to the Company's Certificate.

                  A description of each of the four proposals is set forth below. The descriptions are summaries only and are qualified in their entirety by reference to the text of such amendments as set forth in the proposed Restated Certificate of Incorporation, which will be substantially as set forth in Appendix A to this Proxy Statement. Stockholders should review carefully sections of the Proxy Statement describing these proposed amendments and the text of the proposed Restated Certificate of Incorporation before voting on these proposals. The text of the proposed Restated Certificate of Incorporation in Appendix A is subject to revision if any of the four proposals as set forth below is not approved by the stockholders.

                  Although these proposals individually and together with other provisions already present in the Company's Certificate and bylaws may have the effect of discouraging a holder of a large block of the Company's securities from attempting a merger, tender offer, proxy contest or other assumption of control with or for the Company or the removal of incumbent management, the Company is not aware of any proposed attempt to take over the Company or of any attempt to acquire a large block of the Company's Common Stock, and the proposed amendments to the Company's Certificate are not in response to any specific effort to do so.

Proposal   Concerning   Board   Discretion  to  Consider  Various  Factors  When
Determining to Take Corporation Action

                  Description of Provision.  The Board of Directors has approved and recommended for stockholder approval an amendment to the Company's Certificate to add a new Article IX granting discretion to the Board to consider various factors when determining to take certain corporate actions (the "Corporate Action Discretion Provision"). This proposed provision states that in addition to any other considerations that the Board of Directors lawfully shall take into account in determining whether to take or refrain from taking corporate action on any matter, the Board of Directors may consider all factors it deems relevant. These factors include, without limitation, the potential impact on employees, customers, suppliers, partners, joint venturers and other constituencies of the Company and the effect upon communities in which the Company does business.

                  Any alteration, amendment or repeal of Article IX will require the affirmative vote of the holders of at least 66 2/3% of the combined voting power of all issued and outstanding shares of voting stock, voting together as a single class. Absent this requirement, Delaware law would allow an amendment by the affirmative vote of the holders of a majority of the voting power of all outstanding shares of voting stock present in person or by proxy.

                  As stated above, the Company's Certificate and bylaws presently contain a number of other provisions that may have the effect of discouraging, delaying or preventing hostile takeovers, including those that might result in a premium over the market price, or discouraging, delaying or preventing changes in control or management of the Company. These provisions include (a) the authority of the Board of Directors to fill vacancies on the Board of Directors; (b) the authority of the Board of Directors to issue series of preferred stock with such voting rights and other powers as the Board of Directors may determine; and (c) notice requirements relating to nominations to the Board of Directors and to the raising of business matters at stockholder meetings. In addition, the other proposals discussed below could have the same effect if approved by the stockholders.

                  Purposes and Effects. The Corporate Action Discretion Provision is designed to give consideration to nonstockholder constituencies such as employees of the Company and the communities in which the Company operates. The Corporate Action Discretion Provision also is intended to provide the Board of Directors greater bargaining power to negotiate on behalf of stockholders in the event of a proposed takeover. If an offer is made to purchase all or part of the outstanding shares of the Company at a premium above the then-market price of those securities, the Board of Directors might feel constrained to support the offer even if the Board did not believe that the offer is in the stockholders' overall best interests. This belief may be based on a number of factors, including, for example, the belief that the Company has significant additional value, not reflected in the then-current market price, that will be realized in the longer term. While the Board of Directors believes that it currently has the right and obligation to make these determinations, the Board believes that the Corporate Action Discretion Provision will reinforce the Board's rights and put potential acquirors on notice of the factors to be considered by the Board. This provision may, however, discourage or make more difficult a takeover or acquisition of control. Therefore, this provision could deprive stockholders of possible opportunities to realize a premium for their shares and reduce the risk to management that it might be displaced by a takeover.

Proposal Concerning Section 203 of the Delaware General Corporation Law

                  Description of Provision.  The Board of Directors has approved and recommended for stockholder approval an amendment to the Company's Certificate to add a new Article X providing that the Company will be governed by Section 203 of the General Corporation Law of the State of Delaware. Section 203 of the Delaware General Corporation Law was added by the Delaware legislature by the 1988 amendments to the Delaware General Corporation Law. In general, Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested stockholder" for the three years following the date that a person becomes an interested stockholder unless: (i) prior to such date the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder; (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding those shares owned (a) by persons who are directors and also officers and (b) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or (iii) on or subsequent to such date the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder.


                  Section 203 of the Delaware General Corporation Law applies to all Delaware corporations which have a class of voting stock that is listed on a national securities exchange, authorized for quotation on Nasdaq or held of record by more than 2,000 stockholders. Because the Company's Common Stock is authorized for quotation on Nasdaq, the Company would be subject to Section 203 except that the Company's stockholders elected to opt out of Section 203 on June 11, 1990.

                  An "interested stockholder," as defined in Section 203(c)(5) of the statute, is a person (or an affiliate or associate of such person) who either owns 15% or more of the outstanding voting stock of the corporation,  or is an affiliate or associate of the corporation,  and owned 15%
or more of its outstanding voting stock in the previous three years. "Affiliates" include persons that directly, or indirectly through one or more intermediaries, control, or are controlled by, or are under common control with, another person. Under a separate definition of "control" in the statute, ownership of 20% of a corporation's voting stock gives rise to a rebuttable presumption of control of a corporation, unless the person holds the shares in good faith as an agent, bank, broker, nominee, custodian or trustee for a person or persons who do not have control. "Associates" of a person include other organizations for which a person serves as an officer, director or partner or in which a person holds 20% or more of any class of voting stock; a trust or estate in which a person has a 20% beneficial interest or serves as trustee or in a fiduciary capacity; and any relative or spouse of a person who lives with that person. A person "owns" stock when the person individually or with or through its affiliates or associates directly or indirectly beneficially owns such stock or has the right to acquire such stock pursuant to any agreement, arrangement or understanding or upon exercise of rights, warrants or options; or has the right to vote such stock; or has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of such stock with any other person who beneficially owns such stock.


                  The statute exempts from the definition of an "interested stockholder" stockholders who (i) owned shares in excess of 15% of a corporation's voting stock prior to December 23, 1987, (ii) acquired such shares from a person described in the previous clause by gift, inheritance or any transaction in which no consideration was exchanged, or (iii) any person whose ownership of shares in excess of 15% of a corporation's voting stock is the result of action taken solely by the corporation; provided that such persons shall be interested stockholders if thereafter they acquire additional shares of voting stock of the corporation, except as a result of further corporate action not caused, directly or indirectly, by such persons.

                  The statute's definition of "business combination" includes mergers by the corporation or a directly or indirectly majority-owned subsidiary of the corporation with or caused by an interested stockholder, and the sale, lease, exchange, mortgage, pledge, transfer or other disposition of assets of the corporation or of a subsidiary equal to 10% or more of the market value of the corporation's consolidated assets or its outstanding stock to the interested stockholder, except for proportionate dispositions to stockholders. Also defined as "business combinations" are issuances or transfers of stock of the corporation or of a subsidiary to the interested stockholder, except for conversions or exchanges of pre-existing shares or the exercise of pre-existing rights or, after the interested stockholder achieved that status, the conversion or exercise of shares or rights distributed pro rata or the payment of dividends pro rata or exchange offers, so long as any of the foregoing do not increase the interested stockholder's proportionate ownership of a class of stock. The definition of "business combination" also includes any receipt by the interested stockholder (except proportionately as a stockholder) of the benefit of any loans, advances, guarantees, pledges or other financial benefits. Finally, the definition includes any transaction which increases the interested stockholder's proportionate share of the stock of any class or series of the corporation unless the increase is due to a purchase or redemption not caused by the interested stockholder.


                  The three-year  moratorium imposed on business combinations by
Section 203 can be avoided in one of three ways. First, if prior to a person's becoming an interested stockholder the board of directors approves the business combination or the transaction which results in the person becoming an interested stockholder, the moratorium does not apply. Note that board approval must be obtained before the acquiror obtains a 15% stake. An interested stockholder also can avoid the moratorium imposed by Section 203 by acquiring 85% of the corporation's voting stock in the same transaction that makes him an interested stockholder (excluding from the 85% calculation shares owned by directors who are also officers and shares held by employee stock plans which do not permit employees to decide confidentially whether to accept the tender offer). Finally, if, on or after the date a person becomes an interested stockholder, the board approves the business combination and such business combination also is approved at an annual or special meeting of stockholders, and not by written consent, by two-thirds of the voting stock not owned by the interested stockholder, the moratorium does not apply to such business combination.
                                       20

                  Section  203(b)  provides  that a  corporation  may opt out of
Section 203 by an amendment to its certificate of incorporation or bylaws adopted by a majority of the corporation's stockholders entitled to vote. Under section 203(b)(3), an amendment to the certificate of incorporation or bylaws electing not to be governed by the statute must be approved by the affirmative vote of a majority of the outstanding voting stock and does not become effective until 12 months after the effectiveness of the amendment. Furthermore, such an amendment does not apply to any business combination between a corporation and a person who becomes an interested stockholder before the adoption of such amendment, although after three years from the date such person became an interested stockholder of the Company, Section 203 no longer restricts business combinations with such person. Bylaw provisions opting out of the statute may not subsequently be changed by action of the board of directors.

                  Any amendment, alteration or repeal of Article X will require the affirmative vote of the holders of at least 66 2/3% of the combined voting power of all issued and outstanding shares of voting stock, voting together as a single class. Absent this requirement, Delaware law would allow an amendment by the affirmative vote of the holders of a majority of the voting power of all outstanding shares of voting stock present in person or by proxy.

                  Purposes and Effects. The provisions of Section 203 are designed to discourage or make more difficult a takeover or acquisition of control by interested stockholders without obtaining the consent of the Company's Board of Directors and its stockholders. This provision, however, also could deprive stockholders of possible opportunities to realize a premium for their shares and reduce the risk to management that it might be displaced by a takeover.

                  Upon approval of the proposal to amend the Company's Certificate of Incorporation in accordance with Section 203(b) of the Delaware General Corporation Law, "business combinations" with "interested stockholders" after the amendment becomes effective will be conditioned upon satisfaction of the provisions of Section 203 of the Delaware General Corporation Law. "Business combinations" between the Company and any person who became an "interested stockholder" of the Company on or prior to the date of the effectiveness of the amendment to the Certificate of Incorporation, however, will not be conditioned upon satisfaction of the provisions of Section 203 of the Delaware General Corporation Law.

                  On June 11, 1990, the Company's stockholders voted to opt out of Section 203 of the Delaware General Corporation Law by an amendment to its bylaws. That action enabled the Company to borrow funds on terms and from sources that were otherwise restricted due to Section 203. The Board of Directors now believes that, due to the Company's strengthened financial condition, the benefits of the anti-takeover protections provided by Section 203 outweigh the decreased ability to obtain financing from interested stockholders. If stockholders approve the proposal electing to be governed by Section 203, the Company's Restated Certificate of Incorporation will supersede any contrary provision in the Company's Bylaws.

Proposal to Eliminate Actions by Written Consent of Stockholders


                  Description of Provision.  The Board of Directors has approved and recommended for stockholder approval an amendment to the Company's Certificate to add a new Article XI providing for the elimination of actions by written consent of stockholders. Pursuant to Delaware law, unless otherwise provided in the certificate of incorporation, any action required or permitted to be taken by stockholders of a corporation may be taken without a meeting and without a stockholder vote, provided a written consent setting forth the action to be taken is signed by the holders of shares of outstanding stock having a requisite number of votes that would be necessary to authorize such action at a meeting of stockholders. The Company's certificate currently does not provide for any alteration from this provision. The proposed amendment would require that action by holders of Common Stock be taken at an annual or special meeting, and would prohibit action by holders of Common Stock by written consent other than at such a meeting.
                                       21

                  Any amendment, alteration or repeal of Article XI will require the affirmative vote of the holders of at least 66 2/3% of the combined voting power of all issued and outstanding shares of voting stock, voting together as a single class. Absent this requirement, Delaware law would allow an amendment by the affirmative vote of the holders of a majority of the voting power of all outstanding shares of voting stock present in person or by proxy.

                  Purposes and Effects. The provisions limiting action by holders of Common Stock by written consent give all holders of Common Stock the opportunity to participate in the discussion of any proposed action and would prevent the holders of a majority of Common Stock from using the written consent procedure to take action other than at a meeting of holders of Common Stock.

Proposal to Add Certain Minimum Price and Procedural Requirements in Connection with Certain Transactions such as Business Combinations.

                  Description of Provision.  The Board of Directors has approved and recommended for stockholder approval an amendment to the Company's Certificate to add a new Article XII requiring that certain minimum price and procedural requirements, intended for the protection of the Company and its stockholders as a whole, be observed by any party which acquires 15% or more of the Company's Common Stock and then seeks to accomplish a merger or other business combination or transaction which would eliminate or could significantly change the interests of the remaining stockholders, unless approved by a majority of Continuing Directors (as defined below) (the "Fair Price Amendment"). If the specified requirements of the Fair Price Amendment are not observed by such an acquiring party, an increased stockholder vote would be required as a condition for a subsequent business combination. Adoption of the Fair Price Amendment may significantly affect a third party's interest in acquiring a substantial or controlling position in shares of Common Stock of the Company, as well as enhance the ability of the Board to take action in light of such an acquisition by a third party.

                  In connection with the developments discussed above, the Board has observed that it has become relatively common in corporate takeover practice for a third party to pay cash to acquire a substantial or controlling equity interest in a corporation and then to acquire the remaining equity interest by paying the balance of the stockholders a price for their shares that is lower than the price paid to acquire control and/or is in a less desirable form of consideration, such as securities of the acquiring party that do not have an established trading market at the time of issue.

                  In two-tier acquisitions, arbitrageurs and professional investors may be in a better position to take advantage of a more lucrative first-step acquisition than many long-term stockholders, who may have to accept a lower price in the second step. Changes in the federal securities laws have reduced, but not eliminated, advantages enjoyed by such arbitrageurs and professional investors. Moreover, in two-tier transactions, even stockholders who tender their shares in response to a higher first-step cash tender offer may not be assured that all of their shares will be accepted, as there are often proration provisions limiting the number of shares which the acquiring party is obliged to accept at the higher price. As a result, many stockholders may receive only the average price offered by the acquiring party for all of the shares of the corporation. In many cases this average price might not be high enough to have caused a majority of a corporation's stockholders to tender their shares if the acquiring party's offer had been to purchase all of the corporation's shares for that average price per share.

                  In addition, while federal securities laws and regulations applicable to business combinations govern the disclosure required to be made to stockholders in order to consummate such a transaction, they do not assure stockholders that the terms of the business combination will be fair from a financial standpoint or that minority stockholders effectively can prevent the consummation of a business combination that is opposed by its board of directors. Although Securities and Exchange Commission (the "Commission") rules require the pro rata acceptance of all shares tendered prior to the expiration of a tender offer, the Commission has recognized that this rule is not intended to deal with two-tier pricing.

                  The Board considers that such two-tier pricing tactics may be unfair to a corporation's stockholders. By their very nature, such tactics tend (and are often designed) to cause concern on the part of stockholders that, if they do not act promptly, they risk either being relegated to the status of minority stockholders in a controlled corporation or being forced to accept a lower price for all of their shares. Thus, such tactics may pressure stockholders into selling as many of their shares as possible either to the acquiring party or in the open market without having the opportunity to make a considered investment choice between remaining a stockholder of the corporation or disposing of their shares. Moreover, their very actions in selling their shares might facilitate an acquiring party's acquisition of a controlling interest, at which point an acquiring party may be able to force the exchange of the remaining shares in a business combination for a lower price.


                  The Fair Price Amendment is designed to deter an acquiring party from utilizing two-tier pricing and similar inequitable tactics in an attempt to take over the Company. However, the amendment is not designed to prevent or deter all tender offers for shares of the Company. It does not affect an offer for all shares at the same price or preclude offers at different prices. Nor does the amendment preclude an acquiring party from making a tender offer for some of the shares of the Company without proposing a Business
Combination (as defined below). Except for the restrictions on Business Combinations, the amendment will not prevent a holder of a controlling interest in the Company's Common Stock from exercising control over or increasing its interest in the Company. Moreover, the holder of a controlling interest could increase its ownership to 66 2/3% by any one or more purchases of shares and meet the 66 2/3% voting requirement of the amendment.

                  It should be noted  that  while the Fair  Price  Amendment  is designed to help assure fair treatment of all stockholders in the event of a takeover attempt, it is not its purpose to provide assurance that stockholders will receive a premium price for their shares in a takeover attempt. Accordingly, the Board is of the view that the adoption of the Fair Price Amendment would not preclude the Board from opposing any future takeover proposal that it believes not to be in the best interests of the Company and its stockholders, whether or not such a proposal satisfies the minimum price criteria and procedural requirements of the amendment.

                  66 2/3% Vote Required for Certain Business Combinations. At present, mergers, consolidations, sales of substantially all of the assets of the Company, the adoption of a plan of liquidation or dissolution of the Company, and reclassification of securities and recapitalizations of the Company involving amendments to its Certificate of Incorporation must be approved by the vote of the holders of a majority of shares of Common Stock. Certain other transactions, such as sales of less than substantially all of the assets of the Company, certain mergers involving wholly-owned subsidiaries of the Company, and recapitalizations and reclassifications not involving any amendments to the Certificate of Incorporation do not require stockholder approval. If adopted, the Fair Price Amendment would require the affirmative vote of the holders of 66 2/3% of Common Stock to approve a Business Combination involving an Interested Stockholder (as defined below), except in cases in which either certain price criteria and procedural requirements are satisfied or the transaction is approved by a majority of the Disinterested Directors. In the event the price criteria and procedural requirements were to be met or the requisite approval of the Board were to be given with respect to a particular Business Combination, the normal requirements of Delaware law would apply, and, accordingly, the affirmative vote of the holders of only a majority of outstanding shares of Common Stock would be required, or, for certain transactions, as noted above, no stockholder vote would be necessary. Thus, depending upon the circumstances, the Fair Price Amendment would require the affirmative vote of the holders of 66 2/3% of Common Stock for a Business Combination in cases in which either a majority vote or no vote is presently required under state law and the Certificate of Incorporation.


                  An "Interested Stockholder" is defined in the Fair Price Amendment as any person (other than the Company or any Subsidiary), which for purposes of the definition of "Interested Stockholder" means a corporation of which a majority of each class of equity security is owned, directly or indirectly, by the Company)) who is (i) the beneficial owner, directly or indirectly, of more than 15% of the voting power of the then outstanding Common Stock; or (ii) an Affiliate of the Company (as defined by the federal securities laws) and who, at any time within the two-year period immediately prior to the date in question, was the beneficial owner, directly or indirectly, of more than 15% of the voting power of the then outstanding Common Stock; or (iii) an assignee of or other successor to any shares of Common Stock in a transaction or series of transactions not involving a public offering that were at any time within the two-year period immediately prior to the date in question beneficially owned by an Interested Stockholder. A person shall be deemed a "beneficial owner" of any Common Stock if such person or any of its Affiliates beneficially owns, directly or indirectly, or has the right to acquire or to vote such stock.

                  A "Business Combination" includes the following  transactions:
(a) any merger or consolidation of the Company or any Subsidiary (which for purposes of the definition of "Business Combination" means a corporation of which a majority of any class of equity securities is owned, directly or indirectly, by the Company) with an Interested Stockholder or with any other corporation which is, or after such merger or consolidation would be, an Affiliate of an Interested Stockholder; (b) any sale, lease, license, exchange, mortgage, pledge, transfer or other disposition to or with any Interested Stockholder or any Affiliate of any Interested Stockholder of any assets of the Company or any Subsidiary having an aggregate fair market value (calculated as provided in the Fair Price Amendment) of $10,000,000 or more; (c) the issuance or transfer by the Company or any Subsidiary of any securities of the Company or any Subsidiary to any Interested Stockholder or any Affiliate of any Interested Stockholder having an aggregate fair market value (so calculated) of $10,000,000 or more; (d) the adoption of any plan or proposal for the liquidation or dissolution of the Company proposed by or on behalf of an Interested Stockholder or any Affiliate of any Interested Stockholder; or (e) any reclassification of securities (including any reverse stock split), or recapitalization of the Company, or any merger or consolidation of the Company with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving an Interested Stockholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Company or any Subsidiary which is directly or indirectly owned by an Interested Stockholder or any Affiliate of any Interested Stockholder.

                  A "Continuing Director" is any member of the Board who is unaffiliated with an Interested Stockholder and who was a member of the Board prior to the date on which the Interested Stockholder became an Interested Stockholder (the "Determination Date"), and any successor of a Continuing Director who is unaffiliated with an Interested Stockholder and is recommended to succeed a Continuing Director by a majority of the total number of Continuing Directors then on the Board.

                  Exceptions to High Vote Requirements. The affirmative vote of the holders of at least 66 2/3% of Common Stock would not be required if (1) the transaction has been approved by a majority of the Continuing Directors or (2) all of the minimum price criteria and procedural requirements described in paragraphs (a) and (b) below are satisfied.

                  (a) Minimum Price Criteria. In general, in a Business Combination involving cash or other consideration being paid to holders of a particular class of outstanding Common Stock, the consideration would be required to be either in cash or in the same form as the Interested Stockholder has previously paid for shares of such class. In addition, the fair market value of such consideration (calculated as provided in the Fair Price Amendment) as of the date of the consummation of the Business Combination (the "Consummation Date") would be required to meet certain minimum price criteria described below.


                  In the case of payments to holders of the Company's Common Stock of the class currently outstanding, the aggregate amount of the cash and the fair market value (calculated as provided in the Fair Price Amendment) as of the Consummation Date of consideration other than cash per share to be received by such holders would have to be at least equal to the higher of (i) the highest per share price paid by the Interested Stockholder for any shares of such Common Stock acquired by it within the two years immediately prior to the first public announcement of the proposed Business Combination (the "Announcement Date") or in the transaction in which it became an Interested Stockholder, whichever is higher, (ii) the fair market value (so calculated) per share of such Common Stock on the Announcement Date or on the Determination Date, whichever is higher, and (iii) the price per share equal to the fair market value (determined pursuant to (ii) above) multiplied by the ratio of (A) the highest per share price paid by the Interested Stockholder for any shares of Common Stock acquired by it within the two- year period immediately prior to the Announcement Date to (B) the fair market value (so calculated) per share of Common Stock on the first day in such two-year period upon which the Interested Stockholder acquired any shares of Common Stock. In general, for the purposes of the Fair Price Amendment, fair market value of such Common Stock on the Announcement Date or Determination Date would be the highest closing sale price during the 30-day period immediately preceding the date in question.


                  In case of payments to holders of shares of any other class of Common Stock, the fair market value per share of such payments would have to be at least equal to the higher of (i) the highest per share price determined with respect to such class in the same manner as described in clauses (i), (ii) or
(iii) of the preceding paragraphs or, (ii) the highest preferential amount per share to which the holders of shares of such class are entitled in the event of a voluntary or involuntary liquidation, dissolution or winding up of the Company.

                  Under the minimum price criteria, the fair market value (calculated as provided in the Fair Price Amendment) of non-cash consideration to be received by holders of shares of any class of Common Stock in a Business Combination is to be determined as of the Consummation Date. Where the definitive terms of such non- cash consideration are established in advance of the Consummation Date, intervening adverse developments, either in the economy or the market generally or in the financial condition or business of the Interested Stockholder, could result in a decline in the originally anticipated fair market value of such consideration. As a result, a Business Combination which had theretofore been considered as not requiring either a 66 2/3% stockholder vote or approval by a majority of Continuing Directors (because it was expected to satisfy the minimum price criteria and it satisfied the procedural requirements) could not be consummated because it would not have received such vote or approval (even if it had received the vote required by Delaware law (without giving effect to the increase provided for in the Fair Price Amendment) and any separate class vote required by the terms of any class of then outstanding Common Stock) under circumstances in which the minimum price criteria are applicable. Thus, an Interested Stockholder who wishes to use non-cash consideration in a Business Combination may not know with certainty at the time the Business Combination is submitted to stockholders whether such consideration will meet the minimum price criteria. However, an Interested Stockholder could avoid such a situation by establishing, in advance, terms for the Business Combination whereby the non-cash consideration was to be finalized by reference to its fair market value on the Consummation Date. Such an approach, which has been used in connection with mergers and similar second-step transactions in the past, would help to assure that the Interested Stockholder would bear the risk of a decline in the actual market value of the offered consideration prior to the consummation of the Business Combination.


                  Under the Fair Price Amendment, the Interested Stockholder would be required to meet the minimum price criteria with respect to each class of Common Stock, whether or not the Interested Stockholder owned shares of that class prior to proposing a Business Combination. If the minimum price criteria and the procedural requirements discussed below were not met with respect to each class of Common Stock, then a 66 2/3% vote of stockholders would be required to approve the Business Combination unless the transaction were approved by a majority of the Continuing Directors. It should also be noted that if the transaction does not involve any cash or other property being received by any of the other stockholders, such as a sale of assets or an issuance of the Company's securities to an Interested Stockholder, then the price criteria discussed above would not apply and a 66 2/3% vote of stockholders would be required unless the transaction were approved by a majority of Continuing Directors.

                  (b) Procedural Requirements. Under the Fair Price Amendment, in order to avoid the 662/3% stockholder vote requirement, after an Interested Stockholder becomes an Interested Stockholder it would have to comply with the procedural requirements, as well as the minimum price criteria, unless the Business Combination is approved by a majority of Continuing Directors.

                  Under the Fair Price Amendment, a 66 2/3% stockholder vote would be required (unless a majority of the Continuing Directors approves the Business Combination) if the Company, after the Interested Stockholder has proposed a Business Combination and prior to the consummation of such Business Combination, fails to pay full quarterly dividends on its Preferred Stock, fails to increase the quarterly rate of dividends on shares of Common Stock of the class currently outstanding as necessary to reflect any recapitalization, reorganization or similar transaction which has the effect of reducing the number of outstanding shares of such Common Stock, or reduces the quarterly rate of dividends paid on such Common Stock (except as necessary to reflect any subdivision of such Common Stock), unless such failures or reduction are approved by a majority of the Continuing Directors. This provision is designed to prevent an Interested Stockholder who controls the necessary voting power or a majority of the Board of Directors (other than Continuing Directors) from attempting to depress the market price of the Company's shares prior to consummating a Business Combination by reducing dividends thereon and thereby reducing the consideration required to be paid pursuant to the minimum price provisions of the Fair Price Amendment.

                  The Fair Price Amendment would also require a 66 2/3% stockholder vote on a proposed Business Combination (unless a majority of the Continuing Directors approved the Business Combination) if the Interested Stockholder acquired any additional shares of Common Stock, directly from the Company or otherwise, in any transaction subsequent to the time it proposes a Business Combination. This provision is intended to prevent an Interested Stockholder from purchasing additional shares of Common Stock at prices that are lower than those set by the minimum price criteria after it proposes a Business Combination.


                  Additionally, under the Fair Price Amendment, a 66 2/3% stockholder vote is required (unless a majority of the Continuing Directors approves the Business Combination) if the Interested Stockholder receives at any time after it became an Interested Stockholder, whether in connection with the proposed Business Combination or otherwise, the benefit of any loans or other financial assistance or tax advantages provided by the Company (other than proportionately as a stockholder). This provision is intended to deter an Interested Stockholder from self-dealing or otherwise taking advantage of its equity position in the Company by using the Company's resources to finance the proposed Business Combination or otherwise for its own purposes in a manner not proportionately available to all stockholders.

                  Under the Fair Price Amendment, in order to avoid the 66 2/3% stockholder vote requirement, a proxy or information statement disclosing the terms and conditions of a proposed Business Combination and complying with the requirements of the proxy rules promulgated under the Securities Exchange Act of 1934 would have to be mailed to all stockholders of the Company entitled to vote thereon at least 30 days prior to the consummation of a Business Combination, unless the Business Combination were approved by a majority of the Continuing Directors. This provision (taken together with the provisions of the proposed amendment that would prohibit the taking of action by written consent by holders of Common Stock other than at a meeting) is intended to assure that the Company's stockholders would be fully informed of the terms and conditions of the proposed Business Combination even if the Interested Stockholder were not otherwise legally required to disclose such information to stockholders.

                  It should be noted that none of the minimum price criteria and procedural requirements described above would apply in the case of a Business Combination approved by a majority of the Continuing Directors and that, in the absence of such approval, all of such requirements would have to be satisfied to avoid the 66 2/3% stockholder vote requirement.

                  Any amendment, alteration or repeal of Article XII will require the affirmative vote of the holders of at least 66 2/3% of the combined voting power of all issued and outstanding shares of voting stock, voting together as a single class. Absent this requirement, Delaware law would allow an amendment by the affirmative vote of the holders of a majority of the voting power of all outstanding shares of voting stock present in person or by proxy.
                                       26

                  Purposes and Effects.  As  previously  discussed,  a number of publicly held corporations have been the subject of tender offers for, or other acquisitions of, substantial positions in their shares. In many cases, such transactions have been followed by proposed business combinations in which the tender offeror or other purchaser has paid or proposed to pay a lower price or less desirable form of consideration for the remaining outstanding shares than the price it paid in acquiring its original interest. Federal securities laws and regulations govern the disclosure required to be made to minority stockholders in such transactions but do not assure fairness to stockholders of the terms of a business combination. Moreover, the statutory right of the remaining stockholders of a corporation to dissent in connection with certain business combinations and receive the "fair value" of their shares in cash may not in all cases be available or may involve significant expense, delay or uncertainty to dissenting stockholders. While the Delaware Supreme Court has expanded the factors that may be taken into consideration in determining "fair value" for appraisal purposes, stockholders have no assurance that "fair value" as determined under this standard would be equivalent to the minimum price as determined pursuant to the Fair Price Amendment. In the case of many business combinations, including reclassifications or recapitalizations of the outstanding shares of any class of a corporation's stock, the statutory right to dissent may not be available at all.

                  The Fair Price Amendment is intended, in part, to meet these gaps in federal and Delaware law and to prevent certain of the potential inequities of Business Combinations that involve two or more steps by requiring that in order to complete a Business Combination that is not approved by a majority of the Continuing Directors, an Interested Stockholder must either acquire (or assure itself of obtaining the affirmative votes of) at least 66 2/3% of the Common Stock prior to the stockholder vote on the Business Combination, or be prepared to meet the minimum price criteria and procedural requirements. The Fair Price Amendment is also designed to protect those stockholders who have not tendered or otherwise sold their shares to a third party who is attempting to acquire control by helping to assure that at least the same price and form of consideration are paid to such stockholders in a Business Combination as were paid to stockholders in the initial step of the acquisition. In the absence of these changes, an Interested Stockholder who acquires control of the Company could subsequently, by virtue of such control, force minority stockholders to sell or exchange their shares at a price that may not reflect any premium the Interested Stockholder may have paid in order to acquire its interest. Such a price could be lower than the price paid by the Interested Stockholder in acquiring control and could also be in a less desirable form of consideration (e.g., equity or debt securities of the Interested Stockholder instead of cash).

                  In many situations, the minimum price criteria and procedural requirements would require that an Interested Stockholder pay stockholders a higher price for their shares and/or structure the transaction differently from what would be the case without the amendment. Accordingly, the Board believes that, to the extent a Business Combination were involved as part of a plan to acquire control of the Company, adoption of the Fair Price Amendment would increase the likelihood that an Interested Stockholder would negotiate directly with the Board. The Board believes that it is in a better position than individual stockholders of the Company to negotiate effectively on behalf of all stockholders in that the Board is likely to be more knowledgeable than most individual stockholders in assessing the business and prospects of the Company. Therefore, the Board is of the view that negotiations between the Board and an Interested Stockholder would increase the likelihood that stockholders in general would receive a higher price for their shares than otherwise might be obtained.

                  Although some substantial acquisitions of a corporation's shares are made without the objective of effecting a subsequent business combination, in many cases a purchaser acquiring control desires to have the option to consummate such a business combination. Assuming that to be the case, the Fair Price Provision would tend to deter a potential purchaser whose objective is to seek control of the Company at a relatively cheap price, because acquiring the remaining equity interest would not be assured unless the minimum price criteria and procedural requirements were satisfied or a majority of Continuing Directors were to approve the transaction. Adoption of the Fair Price Amendment should also help to deter the accumulation of large blocks of the Company's shares, which the Board believes to be potentially disruptive to the stability of the Company's and it subsidiaries' vitally important relationships with its customers and employees and which could precipitate a change of control of the Company on terms unfavorable to the Company's other stockholders.

                  Tender offers or other non-open market acquisitions of stock are usually made at prices above the prevailing market price of a corporation's stock. In addition, acquisitions of stock by persons attempting to acquire control through market purchases may cause the market price of the stock to reach levels that are higher than might otherwise be the case. The presence of a fair price provision may deter such purchases, particularly those of less than all of a corporation's shares, and may therefore deprive holders of a corporation's shares of an opportunity to sell their stock at a temporarily higher market price. Because of the higher percentage requirements for stockholder approval of any subsequent business combination and the possibility of having to pay a higher price to other stockholders in such a business combination, a fair price provision may make it more costly for a third party to acquire control of a corporation. Thus, the Fair Price Amendment may decrease the likelihood that a tender offer will be made for less than 66 2/3% of the Company's Common Stock and, as a result, may adversely affect those stockholders who would desire to participate in such a tender offer. It should be noted that the provisions of the Fair Price Amendment would not necessarily deter a person who might be willing to seek control by acquiring a substantial portion of the Company's Common Stock when they have no intention of acquiring the remaining shares.

                  In certain cases, the Fair Price Amendment's minimum price provisions, while providing objective pricing criteria, could be arbitrary and not indicative of value. In addition, an Interested Stockholder may be unable, as a practical matter, to comply with all of the procedural requirements. In these circumstances, unless an Interested Stockholder were willing to purchase 66 2/3% of the Company's shares in advance of the stockholder vote on a proposed Business Combination, it would be forced either to negotiate with the Board and offer terms acceptable to the Board or to abandon such proposed Business Combination.

                  Another effect of the Fair Price Amendment would be to give veto power to the holders of a minority of the Common Stock with respect to a proposed Business Combination that is opposed by a majority of the Continuing Directors but that a majority of stockholders may believe to be desirable and beneficial. In addition, because only the Continuing Directors will have the authority to reduce to a simple majority or eliminate the 66 2/3% stockholder vote required for a particular Business Combination, the Fair Price Amendment may tend to insulate incumbent Directors against the possibility of removal in the event of a takeover attempt. Conversely, if an Interested Stockholder has replaced all of the Directors who were in office on the date it became an Interested Stockholder with nominees of its choice, there would be no Continuing Directors and, consequently, such 66 2/3% stockholder vote requirement would apply to any Business Combination consummated subsequent to such replacement that did not satisfy all of the minimum price criteria and procedural requirements of the Fair Price Amendment.

Required Vote

                  The Board of Directors has unanimously approved all of the proposed amendments to the Company's Certificate of Incorporation. The affirmative vote of a majority of the outstanding shares of the Company's Common Stock is required for approval of each of the amendments to the Company's Certificate of Incorporation. The Board of Directors recommends a vote "FOR" each of the four proposed amendments to the Company's Certificate of Incorporation described above.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

                  The Board of Directors recommends that the stockholders ratify the appointment of KPMG Peat Marwick LLP, as independent auditors for the Company for the fiscal year ending December 31, 1996. KPMG Peat Marwick LLP provided services to the Company in connection with the audit of the accounts of the Company, the examination of the financial statements of the Company for the fiscal year ended December 31, 1995, preparation of tax returns and consultation on matters relating to accounting and financial reporting.

                  Representatives of KPMG Peat Marwick LLP are expected to be present at the Annual Meeting and will be given an opportunity to make a statement if so desired and to respond to appropriate questions.

                  The Audit Committee of the Board of Directors, following a review of the Company's audit requirements, approved and recommended to the Board and the Board has approved the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year 1996. The appointment of KPMG Peat Marwick LLP as the Company's independent accountants for the fiscal year 1995 was effective upon the dismissal of Deloitte & Touche LLP ("Deloitte &
Touche") in April 1994. The Audit Committee's decision was based on the Company's increasing need for expertise in connection with its overseas operations and its dependence on the semiconductor industry. The Audit Committee determined that KPMG Peat Marwick LLP was the best qualified firm with expertise in both those areas.

                  For the fiscal years ending December 31, 1993 and 1994, Deloitte & Touche issued unqualified opinions in connection with their audits of the Company's financial statements.

                  During the fiscal years ended December 31, 1993 and 1994 and during the interim period through the date of this report, there have been no "reportable events" as listed under Regulation S-K, Item 304(a)(1)(v)(A) through
(D).

                  The Company believes that there were no disagreements with Deloitte & Touche within the meaning of Instruction 4 of Item 304 of Regulation S-K on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure in connection with the audits of the Company's financial statements for the fiscal year ended December 31, 1993 or in the interim period subsequent to December 31, 1994, which disagreements, if not resolved to the satisfaction of Deloitte & Touche, would have caused Deloitte & Touche to make reference to the subject matter of the disagreement in connection with its reports. During the fiscal year ended December 31, 1994, the Company disagreed with Deloitte & Touche regarding the reporting of grant monies received by the Company from the Scottish government in connection with the establishment by the Company of a manufacturing and distribution facility in East Kilbride, Scotland. Specifically, the Company believed that all of the grant money should be recognized in the quarter in which all of the conditions to the grant were satisfied. Deloitte & Touche believed that recognition of the grant money should be amortized over a three year period. This disagreement was discussed with the Audit Committee of the Board and was resolved to the satisfaction of Deloitte & Touche.

                  DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS


                  Under the rules of the Securities and Exchange Commission (the "Commission"), any proposal that a stockholder intends to have presented at the Company's annual meeting for the fiscal year ending December 31, 1996 must be received by the Company no later than February 28, 1997 in order to be included in the proxy statement and form of proxy relating to such meeting. Any proposal that is submitted should be addressed to the attention of the Secretary of the Company and must be accompanied by the notice required by the rules of the Commission and must otherwise comply with such rules.

                                  OTHER MATTERS

                  The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the proxy holders.
                                                            Dated: June 28, 1996

           This Proxy is Solicited on Behalf of the Board of Directors
                              CERPROBE CORPORATION
                       1996 ANNUAL MEETING OF STOCKHOLDERS



The undersigned stockholder of CERPROBE CORPORATION, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated June 28, 1996, and hereby appoints C. Zane Close and Kenneth W. Miller, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1996 Annual Meeting of Stockholders of CERPROBE CORPORATION, to be held on July 23, 1996, at 10:00 a.m., local time, at Tempe Mission Palms, 60 East 5th Street, Tempe, Arizona, 85281, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:



1.   ELECTION OF DIRECTORS:
     (Mark only one)

     (a) [ ] FOR all nominees listed below (except as indicated)

If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below: Ross J. Mangano; C. Zane Close; Kenneth W. Miller; Donald F. Walter; William A. Fresh.


     (b) [ ] CUMULATIVE VOTING OPTION (indicate number of votes for each nominee)

     _____________ Ross J. Mangano          _____________ Kenneth W. Miller
     _____________ C. Zane Close            _____________ Donald F. Walter
     _____________ William A. Fresh

     (c) [ ] WITHHOLD AUTHORITY to vote for all nominees

2.   PROPOSALS  TO  APPROVE   AMENDMENTS   TO  THE  COMPANY'S   CERTIFICATE   OF
     INCORPORATION.

     (a) Proposal to amend the Company's Certificate of Incorporation to add a provision allowing the Board of Directors to consider certain factors when evaluating certain matters such as tender offers.

         [ ] FOR             [ ] AGAINST         [ ] ABSTAIN

     (b) Proposal to amend the Company's Certificate of Incorporation so that the Company will be subject to the provisions of Section 203 of the Delaware General Corporation Law.

         [ ] FOR             [ ] AGAINST         [ ] ABSTAIN

     (c) Proposal to amend the Company's Certificate of Incorporation to eliminate actions by written consent of stockholders.

         [ ] FOR             [ ] AGAINST         [ ] ABSTAIN

     (d) Proposal to amend the Company's Certificate of Incorporation to add certain minimum price and procedural requirements in connection with certain transactions such as business combinations.

         [ ] FOR             [ ] AGAINST         [ ] ABSTAIN


     3. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.


         [ ] FOR             [ ] AGAINST         [ ] ABSTAIN

     and upon such matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS; FOR APPROVAL OF EACH OF THE PROPOSED AMENDMENTS TO THE COMPANY'S CERTIFICATE OF INCORPORATION; FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY; AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

A majority of such attorneys or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

                              Dated:                                      , 1996


                              __________________________________________________
                                                                       Signature


                              __________________________________________________
                                                                       Signature

                              (This Proxy should be dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both stockholders should sign.)

                                   APPENDIX A


                   FIRST RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                              CERPROBE CORPORATION


                  1. The name of the corporation is CERPROBE CORPORATION (which is hereinafter referred to as the "Corporation").

                  2. The original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on March 23, 1987, under the name CERPROBE CORPORATION.

                  3. This First Restated Certificate of Incorporation has been duly proposed by resolutions adopted and declared advisable by the Board of Directors of the Corporation, duly adopted by the stockholders of the Corporation at a meeting duly called, and duly executed and acknowledged by the officers of the Corporation in accordance with the provisions of Sections 103 and 245 of the General Corporation Law of the State of Delaware, and restates and integrates the provisions of the Certificate of Incorporation of the Corporation and, upon filing with the Secretary of State in accordance with
Section 103, shall thenceforth supersede the Certificate of Incorporation and all amendments thereto, and shall, as it may thereafter be amended in accordance with its terms and applicable law, be the Certificate of Incorporation of the Corporation.

                  4. The text of the Certificate of Incorporation of the Corporation is hereby amended and restated to read in its entirety as follows:


                                    ARTICLE I

                                      Name
                                      ----

           The name of the Corporation shall be Cerprobe Corporation.


                                   ARTICLE II

                                     Address
                                     -------

                  The registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name and address of the Corporation's registered agent is The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801.

                                   ARTICLE III

                                     Purpose
                                     -------

                  The purpose for which this Corporation is organized is the transaction of any or all lawful business for which corporations may be incorporated under the laws of the State of Delaware, as may be amended from time to time.


                                   ARTICLE IV

                                      Stock
                                      -----

                  The Corporation shall have the authority to issue ten million (10,000,000) shares of Common Stock. The par value of each share of Common Stock shall be 5/100 Dollar ($0.05). The Corporation shall have the authority to issue ten million (10,000,000) shares of Preferred Stock. The par value of each share of Preferred Stock shall be 5/100 Dollar ($0.05).

                                   Section 1.

                  Common Stock. The Board of Directors of the Corporation may, from time to time, distribute on a pro rata basis to its Common Stock shareholders, out of the capital surplus of the Corporation, a portion of its assets, in cash or property.

                  The Board of Directors of the Corporation may, from time to time, cause the Corporation to purchase its own Common Stock shares to the extent of the unreserved and unrestricted earned and capital surplus of the Corporation.

                  The Corporation may issue rights and options to purchase shares of Common Stock of the Corporation to Directors, Officers or employees of the Corporation or any affiliate thereof, and no shareholder approval or ratification of any such issuance of rights and options shall be required.

                                   Section 2.

                  Preferred Stock. The Corporation shall have authority to issue its Preferred Stock in series. The Board of Directors is vested with authority to establish and designate series and to fix the number of shares to be included in each such series and the relative rights, preferences and limitations of each such series, subject to the provisions set forth below. If the stated dividends and amounts payable on liquidation are not paid in full, the shares of all series of the same class shall share ratably in the payment of dividends including accumulations, if any, in accordance with the sums which would be payable on such shares if all dividends were declared and paid in full, and in any distribution of assets other than by way of dividends in accordance with the sums which would be payable in such distribution if all sums payable were discharged in full. The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, determination of the following:

                           a. The number of shares  constituting that series and
the distinctive designation of that series;

                           b. The  dividend  rate on the shares of that  series,
whether dividends shall be cumulative, and, if so, from which date or dates;

                           c. Whether that series shall participate in unlimited
dividend rights, and, if so, the extent of such participation;

                           d. Whether that series shall have voting  rights,  in
addition to the voting rights provided by law, and, if so, the terms of such voting rights, including whether it shall vote as a separate series, or with other series of Preferred Stock, or as one class with the holders of Common Stock, with or without other series of Preferred Stock, and whether differently as to different matters, or any combination of the foregoing;

                           e.  Whether   that  series   shall  have   conversion
privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

                           f.  Whether or not the shares of that series shall be
redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

                           g. The  amounts  payable on the shares of that series
in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

                           h.  Any  other  relative   rights,   preferences  and
limitations of that series.

                  Dividends on outstanding Preferred Stock of each series shall be declared and paid, or set apart for payment, before any dividends shall be declared and paid, or set apart for payment, on the Common Stock with respect to the same dividend period.

                  Upon any dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, the holders of the Preferred Stock shall be entitled to receive out of the assets of the Corporation, before any distribution shall be made to the holders of the Common Stock, the amounts determined to be payable on the Preferred Stock of each series in the event of voluntary or involuntary liquidation.

                  No holder of Preferred Stock shall be entitled to any preemptive rights.

                  The Corporation may issue rights and options to purchase shares of Preferred Stock of the Corporation to Directors, Officers or employees of the Corporation or any affiliate thereof, and no shareholder approval or ratification of any such issuance of rights and options shall be required.

                                   Section 3.

                  Cumulative Voting. At all elections of directors of the Corporation, or at elections held under specified circumstances, each holder of stock or of any class or classes or of a series or series thereof shall be entitled to as many votes as shall equal the number of votes which he would be entitled to cast for the election of directors with respect to his shares of stock multiplied by the number of directors to be elected by him, and he may cast all of such votes for a single director or may distribute them among the number to be voted for, or for any two or more of them as he may see fit.

                                    ARTICLE V

                               Board of Directors
                               ------------------

                  The number of persons to serve on the Board of Directors shall be fixed by the Bylaws.

                                   ARTICLE VI

                                 Indemnification
                                 ---------------

                                   Section 1.

                  A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

                  Any repeal or modification of the foregoing paragraph by the stockholder of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

                                   Section 2.

                           a. Right to  Indemnification.  Each person who was or
is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "Proceeding"), by reason of the fact that he or she is or was a director, officer or employee of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans
(hereinafter an "Indemnitee"), whether the basis of such Proceeding is an alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith and such indemnification shall continue as to an Indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the Indemnitee's heirs, executors and administrators; provided, however, that, except as provided in paragraph (b) hereof with respect to Proceedings to enforce rights to indemnification, the Corporation shall indemnify any such Indemnitee in connection with a Proceeding (or part thereof) initiated by such Indemnitee only if such Proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such Proceeding in advance of its final disposition (hereinafter an "Advancement of Expenses"); provided, however, that, if the Delaware General Corporation Law requires, an Advancement of Expenses incurred by an Indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such Indemnitee, including without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such Indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise (hereinafter and "Undertaking").

                           b.  Right of  Indemnitee  to Bring  Suit.  If a claim
under paragraph (a) of this Section is not paid in full by the Corporation within sixty days after a written claim has been received by the Corporation, except in the case of a claim for an Advancement of Expenses, in which case the applicable period shall be twenty days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit or in a suit brought by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the Indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an Advancement of Expenses) it shall be a defense that, and (ii) any suit by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking the Corporation shall be entitled to recover such expenses upon final adjudication that, the Indemnitee has not met the applicable standard of conduct set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, be a defense to such suit. In any suit brought by the Indemnitee to enforce a right hereunder, or by the Corporation to recover an Advancement of Expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified or to such Advancement of Expenses under this Section or otherwise shall be on the Corporation.

                           c.   Non-Exclusivity   of   Rights.   The  rights  to
indemnification and to the advancement of expenses conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, this Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

                           d. Insurance. The Corporation may maintain insurance,
at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another Corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

                           e. Indemnification of Agents of the Corporation.  The
Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses, to any agent of the Corporation to the fullest extent of the provisions of this Section with respect to the indemnification and advancement of expenses of directors, officers and employees of the Corporation.

                                   ARTICLE VII

                              Election of Directors
                              ---------------------

                  All elections of Directors will be by ballot vote where a ballot vote is demanded by any person entitled to vote prior to the time the voting begins; otherwise, a voice vote will suffice.


                                  ARTICLE VIII

                               Amendment of Bylaws
                               -------------------

                  The Bylaws may be altered, amended, repealed or temporarily or permanently suspended, in whole or in part, or new bylaws adopted by the action of the Board of Directors or the Stockholders, in accordance with the provisions set forth below:

                                   Section 1.

                  By Action of the Board of Directors. The Bylaws may be altered, amended, repealed or temporarily or permanently suspended, in whole or in part, or new bylaws adopted by the action of the Board of Directors only upon the affirmative vote of a majority of the entire Board of Directors. Such vote may be taken at any annual, regular or special meeting of the Board of Directors if notice of such alteration, amendment, repeal or adoption of the new bylaws shall be contained in the notice of such annual, regular or special meeting.

                                   Section 2.

                  By Action of the Stockholders. The Bylaws may be altered, amended or repealed or new bylaws may be adopted by the stockholders only (i) upon the affirmative vote as to all the stock held by the holders of not less than eighty percent (80%) of the Outstanding Voting Shares and (ii) by a Majority of Stockholders. Such vote may be taken at any annual or special meeting of the stockholders if notice of such alteration, amendment, repeal or adoption of the new bylaws shall be contained in the notice of such annual or special meeting.


                                   ARTICLE IX

                  Board Considerations Upon Significant Events
                  --------------------------------------------

                  The Board, when evaluating any (A) tender offer or invitation for tenders, or proposal to make a tender offer or request or invitation for tenders, by another party, for any equity security of the Corporation, or (B) proposal or offer by another party to (1) merge or consolidate the Corporation or any subsidiary with another corporation or other entity, (2) purchase or otherwise acquire all or a substantial portion of the properties or assets of the Corporation or any subsidiary, or sell or otherwise dispose of to the Corporation or any subsidiary all or a substantial portion of the properties or assets of such other party, or (3) liquidate, dissolve, reclassify the securities of, declare an extraordinary dividend of, recapitalize or reorganize the Corporation, shall take into account all factors that the Board deems relevant, including, without limitation, to the extent so deemed relevant, the potential impact on employees, customers, suppliers, partners, joint venturers and other constituents of the Corporation and the communities in which the Corporation operates.


                  In addition to any affirmative vote required by applicable law and in addition to any vote of the holders of any series of Preferred Stock provided for or fixed pursuant to the provisions of Article IV of this First Restated Certificate of Incorporation, any alteration, amendment or repeal relating to this Article IX must be approved by the affirmative vote of the holders of at least sixty six and two-thirds percent (66 2/3%) of the combined voting power of the issued and outstanding shares of Voting Stock (as defined in Article XII), voting together as a single class.


                                    ARTICLE X

                  Notwithstanding anything to the contrary contained in the Corporation's Bylaws, the Corporation elects to be governed by Section 203 of the Delaware General Corporation Law.

                  In addition to any affirmative vote required by applicable law and in addition to any vote of the holders of any series of Preferred Stock provided for or fixed pursuant to the provisions of Article IV of this First Restated Certificate of Incorporation, any alteration, amendment or repeal relating to this Article X must be approved by the affirmative vote of the holders of at least sixty six and two-thirds percent (66 2/3%) of the combined voting power of the issued and outstanding shares of Voting Stock (as defined in Article XII), voting together as a single class.


                                   ARTICLE XI

                               Stockholder Consent
                               -------------------

                  No action that is required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting of stockholders, unless the action to be effected by written consent of stockholders and the taking of such action by such written consent have expressly been approved in advance by the Board.

                  In addition to any affirmative vote required by applicable law and in addition to any vote of the holders of any series of Preferred Stock provided for or fixed pursuant to the provisions of Article IV of this First Restated Certificate of Incorporation, any alteration, amendment or repeal relating to this Article XI must be approved by the affirmative vote of the holders of at least sixty six and two-thirds percent (66 2/3%) of the combined voting power of the issued and outstanding shares of Voting Stock (as defined in Article XII), voting together as a single class.


                                   ARTICLE XII

                        Business Combinations; Fair Price
                        ---------------------------------

                  A. In addition to any affirmative vote required by law or this First Restated Certificate of Incorporation, and except as otherwise expressly provided in paragraph B of this Article XII:

                           1. any merger or  consolidation of the Corporation or
                  any Subsidiary (as hereinafter defined) with (a) any Interested Stockholder (as hereinafter defined), or (b) any other corporation, partnership or other entity (whether or not itself an Interested Stockholder) which is, or after such merger or consolidation would be, an Affiliate (as hereinafter defined) of an Interested Stockholder other than a merger enacted in accordance with Section 253 of the Delaware General Corporation Law or any successor thereof; or

                           2. any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Stockholder, including all Affiliates of the Interested Stockholder, of any assets of the Corporation or any Subsidiary having an aggregate Fair Market Value (as hereinafter defined) of ten million dollars ($10,000,000) or more; or

                           3. the issuance or transfer by the Corporation or any
                  Subsidiary (in one transaction or a series of transactions) of any securities of the Corporation or any Subsidiary to any Interested Stockholder, including all Affiliates of the Interested Stockholder, in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value of ten million dollars ($10,000,000) or more (other than on a pro rata basis to all holders of Voting Stock of the same class held by the Interested Stockholder pursuant to a stock split, stock dividend or distribution of warrants or rights and other than in connection with the exercise or conversion of securities exercisable for or convertible into securities of the Corporation of any of its subsidiaries which securities have been distributed pro rata to all holders of Voting Stock); or

                           4. the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of an Interested Stockholder or any Affiliates of an Interested Stockholder; or

                           5. any reclassification of securities  (including any
                  reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or any other transaction (whether or not an Interested Stockholder is a party thereto) which has the effect, directly or indirectly, of increasing the proportionate share by more than one percent (1%) of the issued and outstanding shares of any class of equity or convertible securities of the Corporation or any Subsidiary which are directly or indirectly owned by any Interested Stockholder or one or more Affiliates of the Interested Stockholder;

shall require the affirmative vote of the holders of at least sixty six and two-thirds percent (66 2/3%) of the voting power of the then issued and outstanding Voting Stock, as hereinafter defined, voting together as a single class, including the affirmative vote of the holders of at least sixty six and two-thirds percent (66 2/3%) of the voting power of the then issued and outstanding Voting Stock not Beneficially Owned directly or indirectly by an Interested Stockholder or any Affiliate of any Interested Stockholder. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be permitted, by law or in any agreement with any national securities exchange or otherwise.

                  B. The provisions of Section A of this Article XII shall not be applicable to any particular Business Combination (as hereinafter defined), and such Business Combination shall require only such affirmative vote as is required by law or any other provision of this First Restated Certificate of Incorporation, if the conditions specified in either of the following paragraph 1 or 2 are met:

                           1. the Business  Combination shall have been approved
by a majority of the Continuing Directors (as hereinafter defined); or

                           2.  all  of  the  following   price  and   procedural
conditions shall have been met:

                                    (a) the aggregate amount of the cash and the
                  Fair Market Value (as hereinafter defined) as of the date of the consummation of the Business Combination of consideration other than cash, to be received per share by the holders of Common Stock in such Business Combination, shall be at least equal to the highest of the following:

                                            (i) (if  applicable) the highest per
                           share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Stockholder for any shares of Common Stock acquired by it (A) within the two (2) year period immediately prior to the first public announcement of the proposal of such Business Combination (the "Announcement Date"), or (B) in the transaction in which it became an Interested Stockholder, whichever is higher;

                                            (ii) the Fair Market Value per share
                           of Common Stock on the Announcement Date or on the date on which the Interested Stockholder became an Interested Stockholder (the "Determination Date"), whichever is higher; and

                                            (iii) (if  applicable) the price per
                           share equal to the Fair Market Value per share of Common Stock determined pursuant to paragraph 2(a)(ii) above, multiplied by the ratio of (A) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers'
                           fees) paid by the Interested Stockholder for any shares of Common Stock acquired by it within the two
                           (2) year period immediately prior to the Announcement Date to (B) the Fair Market Value per share of Common Stock on the first day in such two (2) year period upon which the Interested Stockholder acquired any shares of Common Stock; and

                                    (b) the aggregate amount of the cash and the
                  Fair Market Value as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by holders of shares of any other class, other than Common Stock or Excluded Preferred Stock, of issued and outstanding Voting Stock shall be at least equal to the highest of the following (it being intended that the requirements of this paragraph 2(b) shall be required to be met with respect to every such class of issued and outstanding Voting Stock, whether or not the Interested Stockholder has previously acquired any shares of a particular class of Voting Stock):

                                            (i) (if  applicable) the highest per
                           share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Stockholder for any shares of such class of Voting Stock acquired by it (A) within the two (2) year period immediately prior to the Announcement Date, or (B) in the transaction in which it became an Interested Stockholder, whichever is higher;

                                            (ii)  (if  applicable)  the  highest
                           preferential amount per share to which the holders of shares of such class of Voting Stock are entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

                                            (iii)  the  Fair  Market  Value  per
                           share of such class of Voting Stock on the Announcement Date or on the Determination Date, whichever is higher; and

                                            (iv) (if  applicable)  the price per
                           share equal to the Fair Market Value per share of such class of Voting Stock determined pursuant to paragraph 2(b)(iii) above, multiplied by the ratio of
                           (A) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Stockholder for any shares of such class of Voting Stock acquired by it within the two (2) year period immediately prior to the Announcement Date to (B) the Fair Market Value per share of such class of Voting Stock on the first day in such two (2) year period upon which the Interested Stockholder acquired any shares of such class of Voting Stock; and

                                    (c)  the  consideration  to be  received  by
                  holders of a particular class of issued and outstanding Voting Stock (including Common Stock and other than Excluded Preferred Stock) shall be in cash or in the same form as the Interested Stockholder has previously paid for shares of such class of Voting Stock (if the Interested Stockholder has paid for shares of any class of Voting Stock with varying forms of consideration, the form of consideration for such class of Voting Stock shall be either cash or the form used to acquire the largest number of shares of such class of Voting Stock previously acquired by it); and

                                    (d) after such  Interested  Stockholder  has
                  become an Interested Stockholder and prior to the consummation of such Business Combination: (i) there shall have been no failure to declare and pay at the regular date therefor any full quarterly dividends (whether or not cumulative) on any issued and outstanding preferred stock, except as approved by a majority of the Continuing Directors; (ii) there shall have been no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock), except as approved by a majority of the Continuing Directors; (iii) there shall have been an increase in the annual rate of dividends as necessary fully to reflect any recapitalization (including any reverse stock split), reorganization or any similar reorganization which has the effect of reducing the number of issued and outstanding shares of the Common Stock, unless the failure so to increase such annual rate is approved by a majority of the Continuing Directors; and (iv) such Interested Stockholder shall not have become the Beneficial Owner of any additional Voting Stock except as part of the transaction which results in such Interested Stockholder becoming an Interested Stockholder; and

                                    (e) after such  Interested  Stockholder  has
                  become an Interested Stockholder, such Interested Stockholder shall not have received the benefit, directly or indirectly (except proportionately as a shareholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise; and

                                    (f)  a  proxy   or   information   statement
                  describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations) shall be mailed to stockholders of the Corporation at least thirty (30) days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be marked pursuant to such Act or subsequent provisions).

                  C. For purposes of this Article XII the following terms shall have the following meanings:

                           1.   "Affiliate"  or   "Associate"   shall  have  the
respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on June 21, 1996.

                           2. "Beneficial Owner" shall have the meaning ascribed
to such term in Rule 13d-3 of the General Rules and Regulations of the Securities Exchange Act of 1934, as in effect on June 21, 1996. In addition, a Person shall be the "Beneficial Owner" of any Voting Stock which such Person or any of its Affiliates or Associates has: (a) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; or (b) the right to vote pursuant to any agreement, arrangement or understanding (but neither such Person nor any such Affiliate or Associate shall be deemed to be the Beneficial Owner of any shares of Voting Stock solely by reason of a revocable proxy granted for a particular meeting of the stockholders, pursuant to a public solicitation of proxies for such meeting, and with respect to which shares neither such Person nor any such Affiliate of Associate is otherwise deemed the Beneficial Owner).

                           3. "Business  Combination" shall mean any transaction
described  in any one or more of clauses  (1)  through  (5) of Section A of this
Article XII.

                           4. "Continuing Director" shall mean any member of the
Board who is unaffiliated with and is not the Interested Stockholder and was a member of the Board prior to the time that the Interested Stockholder became an Interested Stockholder, and any director who is thereafter chosen to fill any vacancy on the Board or who is elected and who, in either event, is unaffiliated with the Interested Stockholder and in connection with his or her initial assumption of office is recommended for appointment or election by a majority of Continuing Directors then on the Board.

                           5.  "Excluded  Preferred  Stock"  means any series of
Preferred Stock with respect to which a majority of the Continuing Directors have approved a Preferred Stock Designation creating such series that expressly provides that the provisions of this Article XII shall not apply.

                           6. "Fair Market Value" shall mean: (a) in the case of
stock, the highest closing sale price during the thirty (30) day period immediately preceding the date in question of a share of such stock on the Composite Tape for New York Stock Exchange listed stocks, or, if such stock is not quoted on the composite tape, on the New York Stock Exchange, or, if such stock is not listed on such exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock during the thirty (30) day period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotation System or any system then in use in its stead, or if no such quotations are available, the fair market value on the date in question of a share of such stock as determined by the Board in accordance with Section D of this Article XII; and (b) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined by the Board in accordance with Section D of this Article XII.

                           7. "Interested  Stockholder" shall mean any Person to
or which:

                                    (a) itself, or along with its Affiliates, is
                  the Beneficial Owner, directly or indirectly, of more than fifteen percent (15%) of the then issued and outstanding Voting Stock; or

                                    (b) is an Affiliate of the  Corporation  and
                  at any time within the two (2) year period immediately prior to the date in question was itself, or along with its Affiliates, the Beneficial Owner, directly or indirectly, of fifteen percent (15%) or more of the then issued and outstanding Voting Stock; or

                                    (c)  is  an  assignee  of or  has  otherwise
                  succeeded to any Voting Stock which was at any time within the two (2) year period immediately prior to the date in question beneficially owned by an Interested Stockholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

                  For the purpose of determining whether a Person is an Interested Stockholder pursuant to paragraph 7 of this Section C, the number of shares of Voting Stock deemed to be issued and outstanding shall include shares deemed owned through application of paragraph 2 of this Section C but shall not include any other shares of Voting Stock that may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options or otherwise.

                  Notwithstanding anything to the contrary contained in this First Restated Certificate of Incorporation, for purposes of this First Restated Certificate of Incorporation, the term "Interested Stockholder" shall not, for any purpose, include, and the provisions of Article XII(A) hereof shall not apply to: (a) the Corporation or any Subsidiary; or (b) any employee stock ownership plan of the Corporation or any Subsidiary.

                           8. In the event of any Business  Combination in which
the Corporation survives, the phrase "other consideration to be received" as used in paragraphs 2(a) and (b) and paragraph B of this Article XII shall include the shares of Common Stock and/or the shares of any other class of issued and outstanding Voting Stock retained by the holders of such shares.

                           9.  "Person"   shall  mean  any   individual,   firm,
corporation, partnership or other entity.

                           10.  "Subsidiary" shall mean any corporation or other
entity of which the Corporation owns, directly or indirectly, securities that enable the Corporation to elect a majority of the board of directors or other persons performing similar functions of such corporation or entity or that otherwise give to the Corporation the power to control such corporation or entity.

                           11. "Voting  Stock" means all issued and  outstanding
shares of capital stock of the Corporation that pursuant to or in accordance with this First Restated Certificate of Incorporation are entitled to vote generally in the election of directors of the Corporation, and each reference herein, where appropriate, to a percentage or portion of shares of Voting Stock shall refer to such percentage or portion of the voting power of such shares entitled to vote. The issued and outstanding shares of Voting Stock shall not include any shares of Voting Stock that may be issuable pursuant to any agreement, or upon the exercise or conversion of any rights, warrants or options or otherwise.

                  D. The Continuing Directors of the Corporation shall have the power and duty to determine for the purposes of this Article XII, on the basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this Article XII, including, without limitation: (i) whether a Person is an Interested Stockholder; (ii) the number of shares of Voting Stock beneficially owned by any Person; (iii) whether a Person is an Affiliate or Associate of another; (iv) whether the applicable conditions set forth in paragraph 2 of paragraph B of this Article XII have been met with respect to any Business Combination; (v) the Fair Market Value of stock or other property in accordance with paragraph 6 of paragraph C of this Article XII; and
(vi) whether the assets which are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Corporation or any Subsidiary in any Business Combination has, an aggregate Fair Market Value of ten million dollars ($10,000,000) or more.

                  E. Nothing contained in this Article XII shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.

                  F. In addition to any affirmative vote required by applicable law and in addition to any vote of the holders of any series of Preferred Stock provided for or fixed pursuant to the provisions of Article IV of this First Restated Certificate of Incorporation, any alteration, amendment or repeal relating to this Article XII must be approved by the affirmative vote of the holders of at least sixty six and two-thirds percent (66 2/3%) of the combined voting power of the issued and outstanding shares of Voting Stock, voting together as a single class.

                  IN  WITNESS  WHEREOF,   this  First  Amended   Certificate  of
Incorporation has been signed this      day of July, 1996.
                                   ----
                                       CERPROBE CORPORATION



                                       By:
                                          --------------------------------------
                                          C. Zane Close, President

[SEAL]
Attest:



- ----------------------------
Kenneth W. Miller, Secretary
                                      A-13